EXHIBIT 10(l)


                                SERVICE AGREEMENT

THIS AGREEMENT made and entered into effective the 8th day of March, 1999, by and between Land Tejas Development at Northpointe, L.L.C., a Texas limited liability company, (hereinafter called "COMPANY"), ClearWorks Technologies, Inc., a Delaware corporation (hereinafter called "CLWK").

                             W I T N E S S E T H:

WHEREAS, COMPANY is a developer of a residential community located in Houston, Harris County, Texas (hereinafter referred to as the "Territory"); and

WHEREAS, COMPANY has established a Home Owners Association ("HOA") for such Territory, wherein HOA in the Territory desires to purchase bundled digital services exclusively from CLWK, and

WHEREAS, CLWK has developed either directly or through its affiliated entities an organization which has the ideas, concepts, know-how or techniques to effect a bundled digital service program; and

WHEREAS, CLWK shall effect the bundled digital service program in the Territory set forth in Exhibit "A", attached hereto and made a part hereof; and

WHEREAS, COMPANY recognizes the bundled digital services are specialized, high technology products and services that require the highest standards of quality control of materials, assembling and testing, and

WHEREAS, the bundled digital service program which CLWK can provide will be very beneficial and unique to the home owners in the HOA and will enhance the value of their homes; however, CLWK is unwilling to make the initial financial and time investment without a grant of exclusivity from the COMPANY and HOA; therefore, COMPANY is herein granting to CLWK an exclusive bundled digital service program within the Territory; and

NOW, THEREFORE, for and in consideration of the mutual advantages and benefits accruing to the parties hereto, the sufficiency of which is hereby acknowledged, the parties hereto agree that the following shall constitute the agreement between CLWK and COMPANY concerning the development and installation of the bundled digital service program, as described herein. This Agreement upon execution by CLWK and COMPANY shall supersede and replace all prior agreements and verbal conversations between COMPANY and CLWK regarding the transaction contemplated herein.

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1.    BUNDLED DIGITAL SERVICE PROGRAM
      For purposes of this Agreement, the entire Bundled Digital Service Program shall hereinafter be referred to as the "Program". Exhibit B, attached hereto and made a part hereof lists the elements, both tangible and intangible, associated with the Program. It is the COMPANY'S desire that various elements of the Program be the responsibility of CLWK to design and install, and that such elements shall be outlined in Exhibit B. Exhibit C, attached hereto and made a part hereof, lists the elements of, and associated with the Program, both tangible and intangible, which shall be the responsibility of COMPANY.

2.    SCOPE OF CLWK'S SUPPLIED SERVICES
      Attached hereto and made a part hereof is Exhibit B entitled "Services." This Exhibit B details the elements of the Program CLWK will provide in accordance with the terms and conditions set forth in this Agreement. The services listed under each element shown on Exhibit "B" are the maximum specifications required for the Program.

3.    COMMENCEMENT DATE
      CLWK agrees to commence the design and installation of the Program in the Territory upon the execution of this Agreement but, in no event later than March 15, 1999.

4.    TERM OF PERFORMANCE
      COMPANY enters into this Agreement for the Program exclusively with CLWK for a term of twenty-five (25) years from the date of execution of this Agreement. It is understood and agreed that COMPANY shall not enter into a similar agreement(s) with any other person or entity for the elements, components and services contemplated under this Agreement and/or Program for a term of 25 years from the date hereof, unless mutually specifically agreed and defined in writing between COMPANY and CLWK.

      This Agreement shall continue in force and effect for 25 years from the date of execution of this Agreement until the end of such term unless terminated sooner pursuant to Article 12 of this Agreement.

5.    COMPENSATION
      5.1 Exhibit D, entitled Basic Level Services Pricing, attached hereto and made a part hereof by reference, describes the rates for basic services of the Program subject to changes, additions, or deletions as determined by CLWK and as provided herein. Exhibit E, entitled Service Details, attached hereto and made a part hereof by reference, describes the services of the Program, subject to changes, additions, or deletions as determined by CLWK and as provided herein.

      5.2 INVOICING. CLWK shall submit a detailed invoice to each home then involved in the Program directly to the customer monthly in advance for the Basic Level Services of the Program. Such invoices shall be due and payable to the HOA upon receipt by customer of the invoice. Interest at the rate of 1-1/2% per month, or the maximum

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            rate allowed by law, whichever is less, shall be charged and due on all past due accounts.

            In the event HOA received monies from the CUSTOMER and fails to remit monies to CLWK in a timely manner, HOA shall be liable for material breach of contract and shall be liable for the full amount of the monies received from CUSTOMER and interest plus any other appropriate amounts due CLWK. It is agreed that time is of the essence in CLWK receiving payment of its invoices and that CLWK reserves the rights to suspend services to specific homeowners for such homeowner's nonpayment of invoices in a timely fashion.

            In the case of Enhanced Level Services of the Program, which are payable according to the amount of usage by the CUSTOMER, CLWK shall also submit invoices directly to the CUSTOMER monthly for the Enhanced Level Services of the Program which were rendered in the prior month. Such invoices shall be due and payable to CLWK by the CUSTOMER upon receipt of the invoice, and CLWK reserves the right to suspend services for lack of timely payment.

            WITH RESPECT TO THE BASIC LEVEL SERVICES AND ENHANCED LEVEL SERVICES, CLWK RESERVES THE RIGHT TO CANCEL OR SUSPEND AT CLWK'S SOLE OPTION, SERVICES OF THE PROGRAM TO CUSTOMERS DUE TO NONPAYMENT OF ANY INVOICE(S) OVER 60 DAYS PAST DUE AND RETRIEVE AND REPOSSESS ALL COMPONENTS AND EQUIPMENT FROM THE NON PAYING CUSTOMER IN CONNECTION WITH THE PROGRAM.

      5.3 COMPANY COMPENSATION: Attached hereto and made a part hereof is Exhibit F entitled "COMPENSATION". CLWK shall pay COMPANY a monthly compensation for each timely paid invoice on the Basic Level of Services of the Program. Such compensation and fee shall be paid pursuant to the rate outlined in the attached Exhibit F.

      5.4 CURRENCY: Unless otherwise agreed, payment for all levels of the Program shall be in U.S. dollars.

      5.5 TAXES. Any sales, use or other similar type taxes are not included in the price listed on Exhibits D and E, and such taxes shall be for the account of and be itemized separately to the CUSTOMER and COMPANY.

      5.6 DISPUTED INVOICES. In cases of legitimate disputes which arise between CUSTOMER, HOA and CLWK which represent less than the full invoice amount, CUSTOMER and HOA shall pay the undisputed amount to CLWK immediately.

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      5.7   PERMITS, EASEMENTS, ETC. COMPANY shall obtain, pay for and provide adequate easements and elements necessary to easily install, maintain, operate and provide the Program in the Territory. The foregoing easement rights shall include, but not be limited to the easement for the fiber optic cable, the head end building, permits, official inspections, work permits, identification cards, security clearances and passes required for the performance of the Program and services thereto. COMPANY shall provide ingress and egress, and easy access to and from the head end building and easements and shall make easily available all utilities necessary to facilitate installation, maintenance and operation of the Program. The term "easement" shall refer to the granting of the right to CLWK and its employees, representatives and agents to make any use in the Territory, directly related to the program, or any portion thereof, including but not limited to the head end building, and utilities for purposes relating to this Agreement, the Program and services thereto.

6.    MODIFICATIONS
      Changes in Program. The parties agree that the Program to be provided hereunder and the compensation therefor shall be reviewed by CLWK not less than every 12 months, commencing from the date hereof. Any changes to the Program, may be made by CLWK provided CLWK provides all parties hereto thirty (30) days prior written notice and such changes do not lower the quantity or quality of the Program. Any changes to COMPANY'S compensation shall be mutually specifically agreed and defined in writing between CLWK and COMPANY.

7.    MARKETING
      7.1 COMPANY shall actively and solely promote CLWK in connection to the Program. The parties will cooperate on marketing and promotional materials and activities relating to the Program and such materials and activities shall be subject to approval by CLWK before their release or initiation. With respect to any and all marketing campaigns in connection to and that arise from the promotion of the Program, COMPANY shall prominently display, include and reference CLWK's name and likeness on such promotional activities and materials provided that CLWK shall have the right to approve or disapprove the use of its name, likeness, trademarks, etc. in all cases.

      7.2 COMPANY agrees to and shall permit CLWK to distribute and place its marketing materials regarding the Program in COMPANY'S sales offices in the respective Territory.

      7.3 Any use of the Company's name, logo, trademarks, or other marketing materials by CLWK shall require the prior written consent of the Company.

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      7.4   CLWK shall have direct access to CUSTOMERS in order to resolve issues relating to the implementation, providing, and servicing of the Program.

8.    INDEPENDENT CONTRACTOR
      8.1 CLWK shall be an independent contractor and CLWK and its employees shall not be deemed for any purposes to be the agent or servant of COMPANY. Neither COMPANY nor CLWK shall have the right or authority to execute any contract or legal document for, or to assume, create, or incur any liability or any obligation of any kind, express or implied, against or in the name of the other party or parties hereto, unless expressly authorized in writing by the party granting the agency.


9.    WARRANTY
      9.1 The Program performed by CLWK hereunder will be performed in a workmanlike manner commensurate with the standards for such services prevailing in the industry within the greater Houston and surrounding areas. CLWK further makes no warranty regarding the level of performance of COMPANY'S, HOA'S or CUSTOMER'S equipment or facilities.

      9.2 With respect to the telephone services of the Program, CLWK'S only obligation hereunder shall be to provide replacement or alternate telephone services in the event of telephone service failure in connection to the Program; that is CLWK shall replace such telephone service or find alternate service substantially equal or similar to the original service or product within a reasonable time commensurate with the standards prevailing in the industry and as outlined by the Public Utilities Commission of Texas.

      9.3 THE FOREGOING IS EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED AND STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS. THE FOREGOING IS CLWK'S ONLY OBLIGATION.

      9.4 COMPANY shall use its best efforts to ensure that a minimum of 95% of the total single family homes located within the Territory at all given points of time will be subscribed to the Program within 30 days of occupancy or resale of each home, and shall become CUSTOMERS of CLWK through the HOA.

10.   RELEASE AND INDEMNITY

      10.1 CLWK agrees to protect, defend, indemnify and hold harmless COMPANY its respective parent, subsidiaries and affiliated companies, and their employees, subcontractors and their insurers from and against any claim, demand, cause of action, loss, expense award, obligation to indemnify another, judgment or liability

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            on account of illness, injury or death to the employees of CLWK and
            CLWK'S subcontractors and/or damage to or loss or destruction of the property of CLWK arising directly or indirectly out of the performance of this Agreement regardless of omissions or negligence, in whole or in any part, of COMPANY.

            COMPANY agrees to protect, defend, indemnify and hold harmless CLWK, its parent, subsidiaries and affiliated companies, and its and their employees, subcontractors and its and their insurers from and against any claim, demand, cause of action, loss, expense award, obligation to indemnify another, judgment or liability on account of illness, injury or death to the employees of COMPANY and COMPANY'S subcontractors and/or damage to or loss or destruction of the property of COMPANY arising directly or indirectly out of the performance of this Agreement regardless of omissions of negligence, in whole or in any part, of CLWK.

            CLWK and COMPANY are each responsible to third parties to the extent of their own negligence.

            Notwithstanding any of the indemnities and liabilities specifically referred to above, neither COMPANY or CLWK shall be liable to the other with respect to any consequential loss including, but not limited to, loss of anticipated profit, loss of anticipated revenue, loss of product, or loss of use of money, arising or alleged to arise out of either COMPANY'S or CLWK'S failure to properly carry out its obligations hereunder or due to omissions or negligence, in whole or in any part, of the party at fault, its subcontractors or vendors in any part, of party at fault, its subcontractors or vendors or strict liability, and regardless of whether pre-existing the execution of the Agreement.

11.   LIMITATION OF LIABILITY
      11.1 CLWK'S LIABILITY FOR DAMAGES TO COMPANYAND/OR OTHERS FOR ANY CAUSE WHATSOEVER, AND REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR IN TORT INCLUDING NEGLIGENCE AND STRICT LIABILITY, SHALL BE LIMITED TO THE AMOUNTS, AS APPLICABLE, RECOVERABLE FROM AND UNDER INSURANCE WHICH CLWK HAS AND/OR WILL HAVE IN FORCE.

      11.2 COMPANY'S LIABILITY FOR DAMAGES TO CLWK AND/OR OTHERS FOR ANY CAUSE WHATSOEVER, AND REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR IN TORT INCLUDING NEGLIGENCE AND STRICT LIABILITY, SHALL BE LIMITED TO THE AMOUNTS, AS APPLICABLE, RECOVERABLE FROM AND UNDER INSURANCE WHICH COMPANY HAVE AND/OR WILL HAVE IN FORCE.

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      11.3  IN NO EVENT SHALL CLWK AND COMPANY BE LIABLE FOR INCIDENTAL,
            SPECIAL, INDIRECT, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING BUT NOT LIMITED TO TREBLE DAMAGES UNDER ANY DECEPTIVE TRADE PRACTICE ACT.

      11.4 Each party shall insure its liabilities and indemnity obligations hereunder with insurance or qualified self-insurance with the following coverage's and limits:

      COVERAGE                                  PER OCCURRENCE/AGGREGATE
      --------                                  ------------------------
      Worker's Compensation                     Statutory (Texas)
      Employer's Liability                      $1,000,000
      Comprehensive General Liability           $1,000,000 combined single
      including broad form contractual,         each occurrence for bodily
      broad form property damage, xcu           injury and property damage.
      hazards, completed operations, and
      product liability.
      Comprehensive Auto Liability              $2,000,000 combined single
      (owned and non-owned)                     limit each occurrence for bodily
                                                injury and property damage.

      11.5 Each party will give the other party not less than thirty (30) days advance written notice of any material changes in any insurance policy applicable hereto thirty (30) days prior to the expiration thereof.
      11.6 Prior to commencing performance of the Agreement, the parties shall provide a Certificate of Insurance evidencing the required coverage and such contractor shall show coverage prepaid for one (1) year
      11.7 Each party named in this Agreement shall name the other party as an additional named insured and each party shall waive its rights to subrogation; provided, however, that the additional named insured and waiver of subrogation provisions set forth herein shall only apply as to those risks the party has expressly agreed to bear or against which the party has agreed to indemnify the other herein.
      11.8 Each party must renew the annual insurance coverage thirty (30) days prior to the expiration thereof.

12.   TERMINATION
      12.1 Either party upon advanced written notice to that effect to the other party, shall have the right to terminate this Agreement at any time and without judicial decision or resolution in the event that the latter fails to observe the material provisions and conditions hereof, and shall fail to correct any material default within 180 business days after the party alleging such material default has given written notice thereof.

      12.2 Upon termination of this Agreement for material default (other than making payments pursuant to 12.6 herein) by either party, all amounts unpaid by

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            COMPANY as well as all other outstanding charges shall accrue and become immediately due and payable to the non-defaulting party.

      12.3 Upon termination of this Agreement for material default by CLWK, COMPANY shall have the option to purchase the cable, hardware, installation costs and other components owned by CLWK in connection to the Program pursuant to the pricing terms outlined in Exhibit G, attached hereto and incorporated herein by reference for all purposes.

      12.4 This Article expressly prohibits any collusion between HOA and COMPANY to terminate the Agreement.

      12.5 In the event CLWK fails to provide telephone services commensurate to those standards outlined by the Public Utilities Commission of Texas, then COMPANY may engage another telephone company, mutually agreed upon by the parties, to provide such telephone services. CLWK'S failure to provide such telephone services shall not be considered a material default or failure to observe the material provisions and conditions hereof for purposes of this Article 12. Provided, however, that upon COMPANY'S termination of the telephone services as provided herein, CLWK shall drop the charges for telephone services under the under the Program. Any and all compensation received by COMPANY shall be reduced proportionately.

      12.6 Monetary Default. Either party upon advanced written notice to that effect to the other party, shall have the right to terminate this Agreement at any time and without judicial decision or resolution in the event that the latter fails to make payments pursuant to the terms contained in this Agreement, and shall fail to correct such material default within 30 business days after the party alleging such material default has given written notice thereof.

13.   ASSIGNMENTS AND SUBCONTRACTS
      Neither party shall assign or subcontract its duties or obligations hereunder without the written consent of the other party, except for receipt of payments which may be assigned; provided, however, CLWK may subcontract the performance of the Program, or portions thereof, to any of CLWK'S subsidiaries or affiliates, successors and merger entities with consent from the other parties hereto, which consent shall not be unreasonably withheld.

      In the event of an assignment by either party, the assignee or its legal representative shall agree in writing with the other party to personally assume, perform and be bound by the covenants, obligations, indemnification provisions and agreements contained herein; however, such assignment shall not relieve the assignor from its obligations hereunder unless specifically agreed in writing by the other party.

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14.   CONFIDENTIALITY
      Any Confidential Information transmitted by one party hereto ("Disclosing Party") to the other party hereto ("Receiving Party") shall be retained by the Receiving Party as confidential and not disclosed to any third party without the written consent of the Disclosing Party. "Confidential Information" includes, but is not limited to all information, written and oral, relating to the Disclosing Party, such as the Disclosing Party's market intelligence, unannounced information regarding the Program, technical, scientific and financial information; data, drawings, designs, processes, procedures, formulas, software, source codes, programs, programming documentation, disks and other intellectual property and improvements relating to the Program and the Disclosing Party. The parties to this Agreement understand and acknowledge that the Confidential Information is valuable, special and unique assets and trade secrets of the Disclosing Party and that the Disclosing Party has taken measures to prevent Confidential Information from becoming available to persons other than those selected by the Disclosing Party to have access to such Confidential Information for limited purposes. The Receiving Party undertakes to protect and preserve the Confidential Information as confidential, and contract with and instruct any officer, director, employee, agent, contractor or affiliate of the Receiving Party receiving any or all of the Confidential Information to treat it as confidential, and not to divulge, publish or disseminate the Confidential Information, in whole or in part, to any other person or entity except by written permission by the Disclosing Party. In the event of a breach or threatened breach by the Receiving Party, or any other person or entity by or through the Receiving Party, of the provisions of this Confidentiality Agreement, the Disclosing Party shall, in addition to any other available remedies, be entitled to an injunction restraining the Receiving Party from disclosing, in whole or in part, any such Confidential Information to any person, firm or corporation to whom any of such Confidential Information may be disclosed or is threatened to be disclosed.

      The confidentiality obligations hereunder shall not extend to any information that is:
      a. Already in the possession of the Receiving Party or its parent, subsidiaries or affiliates;
      b.    Already in the public domain;
      c. Subsequently becomes a part of the public domain through no fault or breach of the Receiving Party;
      d. Is disclosed by others to the Receiving Party or its parent, subsidiaries or affiliates without breach of any obligation to the Disclosing Party; or
      e. Required by law to be disclosed, but only to the extent and to such parties as required by such law.

            The obligations set forth in this Article shall extend beyond the duration or termination of the Agreement for a period of three (3) terms only.

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15.   INVENTIONS AND RESERVATION OF RIGHTS
      Except as set forth to the contrary in this Agreement, CLWK shall have the exclusive, free and irrevocable right to use, disclose and practice without restriction, any and all inventions, ideas and improvements made by CLWK or its agents, affiliates and employees relating to or in association with the Program provided hereunder. IT IS CLEARLY UNDERSTOOD AND AGREED BY ALL PARTIES THAT CLWK HAS AND RETAINS ALL OWNERSHIP, RIGHT, TITLE AND INTEREST IN AND TO THE PROGRAM, SOFTWARE, HARDWARE, INTELLECTUAL PROPERTY AND COMPONENTS, SERVICES AND PRODUCTS WHETHER NOW IN EXISTENCE OR DEVELOPED AND INSTALLED IN THE FUTURE WHETHER BY OR THROUGH CLWK AND/OR COMPANY.

      Except as expressly set forth to the contrary in this Agreement, COMPANY acknowledges and agrees that COMPANY has, and shall have, no right or interest in (a) the Program and components, software, hardware, intellectual property, services and products in connection to the Program,
      (b) any CLWK proprietary or licensed technology, (c) any CLWK proprietary marks, (d) CLWK Program design, software, source codes and improvements, or (e) any other rights or property of CLWK, all of which are expressly reserved and shall remain the rights and property of CLWK.

      Except as set forth to the contrary in this Agreement, it is also agreed that COMPANY shall have the exclusive, free and irrevocable right to use, disclose and practice without restriction, any and all inventions, ideas and improvements made solely by COMPANY or its agents, affiliates and employees relating to or in association with the Program provided hereunder.

      CLWK acknowledges and agrees that CLWK, has, and shall have, no right or interest in (a) any COMPANY proprietary or licensed technology, (b) any COMPANY proprietary marks, (c) COMPANY software, source codes and improvements, (d) Territory community intranet (except to the extent of any and all CLWK liens for unpaid CLWK services on such community intranet) or (e) any other rights or property of COMPANY all of which are expressly reserved and shall remain the rights and property of COMPANY.

16.   LIENS AND ENCUMBRANCES
      It is agreed and understood that COMPANY shall ensure that the Program and products and components thereto are free from any and all liens and encumbrances by and through COMPANY but not otherwise, and shall take whatever action necessary to immediately cause any liens or encumbrances to be removed.

      It is agreed and understood that CLWK shall ensure that the work site of the Program is free from any and all liens and encumbrances arising out of CLWK'S performance of services

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      under this Agreement, and shall take whatever action necessary to immediately cause any liens or encumbrances to be removed.

17.   NOTICES
      All notices and other communications which are required or which may be given hereunder pertaining to this Agreement shall be in writing and sent via registered or certified mail, return receipt requested, postage prepaid, telecopier or telex, to the following address:

            ClearWorks Technologies, Inc.
            Attention:  Shannon D. McLeroy, President
            505 N. Belt, Suite 140
            Houston, Texas 77060
            Telecopier: 281-999-5855

            Land Tejas Development at Northpointe, L.L.C.
            C/o Courtney Grover
            2909 Hillcroft,  Suite #630
            Houston,  Texas   77057
            Telecopier No. 713-783-2673


      Notices shall be deemed given when received by the addressee as evidenced by return receipt or transmission acknowledgment or receipt. Any change of address shall be notified in writing at least 30 days in advance to the other parties.

18.   FORCE MAJEURE
      Neither party under this agreement shall be responsible for non-performance occasioned by any causes beyond such party's reasonable control, including but not limited to acts of God, war, riot, civil disobedience or disturbance, weather, impracticality, accident, strike or other labor disputes, delays of suppliers, contractors or carriers, fire, flood or casualty, governmental or judicial actions and shortages of material, components, fuel, labor or facilities.

      With respect to providing telephone services during a catastrophe as defined by the Public Utilities Commission of Texas, CLWK shall perform in a manner commensurate with the standards for such telephone services as outlined by the Public Utilities Commission of Texas. IN NO EVENT SHALL CLWK AND COMPANY BE ENTITLED TO INCIDENTAL, SPECIAL, INDIRECT, CONSEQUENTIAL OR EXEMPLARY DAMAGES FOR LATE PERFORMANCE OR FAILURE TO PERFORM DUE TO FORCE MAJEURE.

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19.   POLICIES AND PROCEDURES
      The Program supplied by CLWK under this Agreement shall be subject to and supplied in accordance with CLWK'S policies and procedures, current and future, applicable to such Program.

20.   LAWS
      20.1 This Agreement shall be construed and enforced under the laws of the State of Texas, U.S.A. CLWK and COMPANY hereby submit themselves to the jurisdiction and venue of the courts of Harris County, Texas and agree that said courts shall have exclusive jurisdiction and venue on any suits relating to this Agreement other than suits for judgment upon any arbitration award hereunder.

      20.2 Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding arbitration in Houston, Harris County, Texas in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

21.   SEVERABILITY
      If any provision of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable in the most minimal amount possible and the remaining provisions of this Agreement shall remain in full force and effect.

22.   NO WAIVER
      Any party's failure to enforce any of the provisions of this Agreement shall not effect a waiver of any violation thereof nor preclude enforcement of that or any other provisions hereof at that or any other time.

23.   ENTIRE AGREEMENT
      This Agreement and its Exhibits represent the final, complete, and exclusive understanding and agreement between the parties hereto with respect to the Program and the subject matter hereof and may not be amended except in writing signed by the officers or authorized representatives of both parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their heirs, executors, administrators, legal representatives, successors and assigns.

24.   Time is of the essence in this Agreement.

25.   FAILURE TO DELIVER
      CLWK shall deliver the Basic and Enhanced Services to CUSTOMER in the Territory within 120 days from the execution of this Agreement, unless otherwise extended by COMPANY. In the event CLWK has failed to deliver Basic and Enhanced Services to the

                                                                              12
CONFIDENTIAL--COMPANY AND CLEARWORKS TECHNOLOGIES, INC. SERVICE AGREEMENT - COPYRIGHT (C)CLEARWORKS TECHNOLOGIES, INC.

      CUSTOMER in the Territory on or before 120 days from the date this Agreement is executed, and COMPANY has not received an extension from COMPANY, then upon written notice to CLWK by COMPANY, the COMPANY shall have the option to declare this Agreement void "ab initio and COMPANY and CLWK shall have no further obligation to the other. Upon voiding this Agreement, the COMPANY shall be under no obligation to purchase any cable or hardware or software associated with the Program. Upon voiding of this Agreement, the COMPANY shall have the exclusive right to contract with another company to deliver the Basic Services and Enhanced Services to the CUSTOMER'S in the Territory.

25. THIS AGREEMENT SHALL NOT BE EFFECTIVE UNTIL THE AGREEMENT BETWEEN CLWK AND HOA HAS BEEN EXECUTED.

27. Neither this Agreement nor a memorandum thereof shall be recorded in the Real Property Records of Harris County, Texas. Violation of this covenant shall grant the Company the option of terminating this Agreement without notice or opportunity to cure, notwithstanding provisions to the contrary in this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, in two counterparts, each of which shall be deemed an original, but which together constitute one and the same instrument, effective as of the day and year first shown above.

COMPANY:                                          CLWK:

Land Tejas Development at Northpointe, L.L.C.     ClearWorks Technologies, Inc.

By: /s/ AL BRENDE                                 By: /s/MICHAEL T. MCCLERE
Al Brende, Co-Manager                             Name: Michael T. McClere
                                                  Title: CEO
By: /s/ COURTNEY GROVER
Courtney Grover, Co-Manager

ATTORNEY FOR COMPANY:                             ATTORNEY FOR CLWK:

/s/ COURTNEY GROVER                               By: ILLEGIBLE
Courtney Grover
DATE:_______________                              DATE: 3-26-99

                                                                              13
CONFIDENTIAL--COMPANY AND CLEARWORKS TECHNOLOGIES, INC. SERVICE AGREEMENT -
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
WE, THE UNDERSIGNED PARTIES, HEREBY AGREE TO SUBMIT TO BINDING ARBITRATION ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION UNDER ITS COMMERCIAL ARBITRATION RULES ANY DISPUTE THAT ARISES ON ACCOUNT OF OR IN CONNECTION TO THIS AGREEMENT. WE FURTHER AGREE THAT ANY CONTROVERSY THAT ARISES FROM THIS AGREEMENT SHALL BE SUBMITTED TO THREE ARBITRATORS--ONE ARBITRATOR CHOSEN BY COMPANY, ONE ARBITRATOR CHOSEN BY CLWK AND THE THIRD ARBITRATOR INDEPENDENTLY CHOSEN BY THE CLWK AND COMPANY ELECTED ARBITRATORS. WE FURTHER AGREE THAT WE WILL FAITHFULLY OBSERVE THIS AGREEMENT TO ARBITRATE AND THE RULES THERETO, THAT WE WILL ABIDE BY AND PERFORM ANY AWARD RENDERED BY THE ARBITRATORS AND THAT A JUDGMENT OF ANY COURT HAVING JURISDICTION MAY BE ENTERED ON THE AWARD.

COMPANY:                                          CLWK:

Land Tejas Development at Northpointe L.L.C.      ClearWorks Technologies, Inc.

By: /s/ AL BRENDE                                 By: /s/MICHAEL T. MCCLERE
Al Brende, Co-Manager                             Name: Michael T. McClere
                                                  Title: CEO
By: /s/ COURTNEY GROVER
Courtney Grover, Co-Manager

ATTORNEY FOR COMPANY:                             ATTORNEY FOR CLWK:

/s/ COURTNEY GROVER                               By: ILLEGIBLE
Courtney Grover

                                                                              14
CONFIDENTIAL--COMPANY AND CLEARWORKS TECHNOLOGIES, INC. SERVICE AGREEMENT - COPYRIGHT (C)CLEARWORKS TECHNOLOGIES, INC.

                            WAIVER OF CONSUMER RIGHTS

WE, THE UNDERSIGNED PARTIES, WAIVE OUR RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF OUR OWN SELECTION, WE VOLUNTARILY CONSENT TO THIS WAIVER.

COMPANY:                                          CLWK:

Land Tejas Development at Northpointe, L.L.C.     ClearWorks Technologies, Inc.

By: /s/ AL BRENDE                                 By: /s/MICHAEL T. MCCLERE
Al Brende, Co-Manager                             Name: Michael T. McClere
                                                  Title: CEO
By: /s/ COURTNEY GROVER
Courtney Grover, Co-Manager

ATTORNEY FOR COMPANY:                             ATTORNEY FOR CLWK:

/s/ COURTNEY GROVER                               By: ILLEGIBLE
Courtney Grover

                                                                              15
CONFIDENTIAL--COMPANY AND CLEARWORKS TECHNOLOGIES, INC. SERVICE AGREEMENT - COPYRIGHT (C)CLEARWORKS TECHNOLOGIES, INC.

                                   EXHIBIT "A"

ATTACHED TO AND MADE A PART OF THAT CERTAIN SERVICE AGREEMENT DATED MARCH 8, 1999, BY AND BETWEEN LAND TEJAS DEVELOPMENT AT NORTHPOINTE, L.L.C. AND CLEARWORKS TECHNOLOGIES, INC.

                                    TERRITORY

1.    Exclusive Territory:

      Northpointe Subdivision developed by Land Tejas Development
      Houston, Harris County, Texas

      Legal Description:

      SEE EXHIBIT "A-1" ATTACHED HERETO FOR METES AND BOUNDS DESCRIPTION OF THE TERRITORY ATTACHED HERETO AND PART HEREOF FOR ALL PURPOSES.

                                                                              16
CONFIDENTIAL--COMPANY AND CLEARWORKS TECHNOLOGIES, INC. SERVICE AGREEMENT - COPYRIGHT (C)CLEARWORKS TECHNOLOGIES, INC.

                                                                     ###-##-####
                                EXHIBIT "A"-1

                                  FIELD NOTES

Description of a 196.35 acre (8,552,888) square foot) tract of land out of the William Perkins Survey, Abstract No. 621 and the C.W. Hall Survey, Abstract No. 1639, in Harris County, Texas and being more fully described by metes and bounds as follows (with bearings referenced to the Texas State Plane Coordinate System, South Central Zone, NAD 27):

     COMMENCING at a TXDOT right-of-way marker found in the southeast right-of-way line of Boudreaux Road (100-feet wide as described in Harris County Clerk's File No. D900150) marking the west end of a corner cut back line at the intersection of the southeast right-of-way line of said Boudreaux Road and the southwest right-of-way line of State Highway 249 and being the most westerly north corner of the residue of a tract of land conveyed to Perry and Shirley Copeland by a Warranty Deed with Vendor's Lien recorded in Harris County Clerk's File No. L944373;

     THENCE, South 58 20 1/4 59 3/4 West, along the southeast right-of-way line of said Boudreaux, Road, a distance of 346.19 feet to a 5/8-inch iron rod found for the west corner of a tract of land conveyed to Perry and Shirley Copeland by a General Warranty Deed with Third Party Vendor's Lien recorded in Harris County Clerk's File No. N072545 and marking the most northerly corner and POINT OF BEGINNING of the herein described tract;

     THENCE, South 31 39 1/4 01 3/4 East, along the southwest line of the aforesaid Copeland tract and the southwest line of a tract conveyed to Perry and Shirley Copeland by a Special Warranty Deed recorded in Harris County Clerk's File No. R244974 and the southwest line of a tract conveyed to AMJ Investments, Inc. by a Special Warranty Deed with Vendor's Lien recorded in Harris County Clerk's File No. R244977 and across a tract conveyed to Robert C. Lanier, Trustee by a General Warranty Exchange Deed recorded in Harris County Clerk's File No. J313807, a distance of 1115.49 feet to a 5/8-inch iron rod set in the southeast line of said Robert C. Lanier tract;

     THENCE, North 58 20 1/4 59 3/4 East, along the southeast line of said Robert C. Lanier tract, a distance of 438.91 feet to a 5/8-inch iron rod set for the beginning of a curve in the southwest right-of-way line of the aforementioned State Highway 249 (variable width right-of-way);

                                                                  [Page 1 of 12]

                                                                     ###-##-####
                                EXHIBIT "A"-1

     THENCE, southeasterly, along the southwest right-of-way line of said State Highway 249 and along said curve to the left, having a radius of 11,634.16 feet, through a central angle of 01 41 1/4 34 3/4 (the chord bears South 36
    19 1/4 00 3/4 East on a distance of 364.02 feet) an arc distance of 364.03 feet to a 5/8-inch iron rod set for the point of tangency of said curve;

     THENCE, South 37 12 1/4 47 3/4 East, along the southwest right-of-way line of said State Highway 249, a distance of 292.60 feet to a 5/8-inch iron rod set for the point of curvature of a curve to the right;

     THENCE, southeasterly, along the southwest right-of-way line of said State Highway 249 and along said curve to the right, having a radius of 1,512.89 feet, through a central angle of 03 20 1/4 25 3/4 (the chord bears South 35
    32 1/4 34 3/4 East a distance of 88.18 feet) an arc distance of 88.20 feet to a 5/8-inch iron rod set for the point of tangency of said curve;

     THENCE, South 33 52 1/4 22 3/4 East, along the southwest right-of-way line of said State Highway 249, a distance of 339.99 feet to a TXDOT right-of-way marker found for the point of curvature of a curve to the left;

     THENCE, southeasterly along the southwest right-of-way line of said State Highway 249 and along said curve to the left, having a radius of 1,542.89 feet, through a central angle of 03 20 1/4 25 3/4 (the chord bears South 35
    32 1/4 34 3/4 a distance of 89.93 feet) an arc distance of 89.94 feet to a TXDOT right-of-way marker found for the point of tangency of said curve;

     THENCE, South 37 12 1/4 47 3/4 East, along the Southwest right-of-way line of said State Highway 249, a distance of 326.40 feet to a 5/8-inch iron rod set for the point of curvature of a curve to the right;

     THENCE, southeasterly, along the southwest right-of-way line of said State Highway 249 and along said curve to the right, having a radius of 16,988.73 feet through a central angle of 00 46 1/4 22 3/4 (the chord bears South 36
    49 1/4 36 3/4 East a distance of 229.12 feet) an arc distance of 229.12 feet to a 5/8-inch iron rod set for corner;

     THENCE, South 54 05 1/4 54 3/4 West, departing said right-of-way line of State Highway 249, a distance of 626.83 feet to a 5/8-inch iron rod set for corner;

     THENCE, South 37 12 1/4 47 3/4 East, a distance of 852.15 feet to a 5/8-inch iron rod set for the beginning of a curve to the left;

     THENCE, southerly, along the arc of said curve to the left, having a radius of 630.00 feet, through a central angle of 39 12 1/4 49 3/4 (the chord bears South 00 59 1/4 51 3/4 West a distance of 422.81 feet) an arc distance of 431.18 feet to a 5/8-inch iron rod set for the point of compound curvature of a compound curve to the left;

                                                                  [Page 2 of 12]

                                                                     ###-##-####
                                EXHIBIT "A"-1

     THENCE, southeasterly, along the arc of said compound curve to the left, having a radius of 2,030.00 feet, through a central angle of 07 36 1/4
    25 3/4 (the chord bears South 22 24 1/4 46 3/4 East a distance of 269.31 feet) an arc distance of 269.51 feet to a 5/8-inch iron rod set for the point of reverse curvature of a curve to the right;

     THENCE, southwesterly, along the arc of said reverse curve to the right, having a radius of 25.00 feet, through a central angle of 88 27 1/4 48 3/4 (the chord bears South 18 00 1/4 56 3/4 West a distance of 34.88 feet) an arc distance of 38.60 feet to a 5/8-inch iron rod set for the point of tangency of said reverse curve;

     THENCE, South 62 14 1/4 50 3/4 West, a distance of 612.42 feet to a 5/8-inch iron rod set for the point of curvature of a curve to the left;

     THENCE, southwesterly, along the arc of said curve to the left, having a radius of 630.00 feet, through a central angle of 08 08 1/4 56 3/4 (the chord bears South 58 10 1/4 22 3/4 West a distance of 89.53 feet) an arc distance of 89.60 feet to a 5/8-inch iron rod set for the point of tangency of said curve;

     THENCE, South 54 05 1/4 54 3/4 West, a distance of 140.00 feet to a 5/8-inch iron rod set for corner;

     THENCE, South 35 54 1/4 06 3/4 East, a distance of 60.00 feet to a
     5/8-inch iron rod found for the most northerly corner of an 8.3463 acre tract described in a deed to BACS, L.L.P. recorded in Harris County Clerk's File No. R854471;

     THENCE, South 18 59 1/4 27 3/4 West, along a westerly line of said BACS tract, a distance of 104.86 feet to a 5/8-inch iron rod found for the point of curvature of a curve to the left;

     THENCE, southerly, along a west line of said BACS tract and the arc of said curve to the left, having a radius of 1,950.00 feet, through a central angle of 24 49 1/4 46 3/4 (the chord bears South 06 34 1/4 34 3/4 West a distance of 838.45 feet) an arc distance of 845.05 feet to a 5/8-inch iron rod set for corner;

     THENCE, South 81 48 1/4 36 3/4 West, a distance of 100.08 feet to a 5/8-inch iron rod set for the beginning of a curve to the left;

     THENCE, southerly, along said curve to the left, having a radius of 2050.00 feet, through a central angle of 00 25 1/4 10 3/4 (the chord bears South 06
    09 1/4 47 3/4 East a distance of 15.01 feet) an arc distance of 15.01 feet to a 5/8-inch iron rod set for corner;

     THENCE, South 37 36 1/4 40 3/4 West, a distance of 21.52 feet to a 5/8-inch iron rod set in the north right-of-way line of proposed Northpointe Boulevard (100-foot wide right-of-way);

     THENCE, South 81 48 1/4 36 3/4 West, along the north right-of-way line of said proposed Northpointe Boulevard, a distance of 79.11 feet to a 5/8-inch iron rod set for corner;

                                                                  [Page 3 of 12]

                                                                     ###-##-####
                                EXHIBIT "A"-1

     THENCE, North 06 00 1/4 54 3/4 East, a distance of 437.52 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 83 59 1/4 06 3/4 West, a distance of 359.06 feet to a 5/8-inch iron rod set for the point of curvature of a curve to the right;

     THENCE, northwesterly, along the arc of said curve to the right, having a radius of 640.00 feet, through a central angle of 45 44 1/4 11 (the chord bears North 61 07 1/4 01 3/4 West, a distance of 497.42 feet) an arc distance of 510.88 feet to a 5/8-inch iron rod set for the point of tangency of said curve;

     THENCE, North 38 14 1/4 55 3/4 West, a distance of 343.33 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 83 14 1/4 55 3/4 West, a distance of 7.07 feet to a 5/8-inch iron rod set for corner;

     THENCE, South 51 45 1/4 05 3/4 West, a distance of 10.00 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 38 14 1/4 55 3/4 West, a distance of 50.00 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 51 45 1/4 05 3/4 East, a distance of 10.00 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 06 45 1/4 05 3/4 East, a distance of 7.07 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 38 14 1/4 55 3/4 West, a distance of 365.00 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 83 14 1/4 55 3/4 West, a distance of 7.07 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 51 45 1/4 05 3/4 West, a distance of 10.00 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 38 14 1/4 55 3/4 West, a distance of 50.00 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 51 45 1/4 05 3/4 East, a distance of 10.00 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 06 45 1/4 05 3/4 East, a distance of 7.07 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 38 14 1/4 55 3/4 West, a distance of 212.58 feet to a 5/8-inch iron rod set for the point of curvature of a curve to the right;

                                                                  [Page 4 of 12]

                                                                     ###-##-####
                                EXHIBIT "A"-1

     THENCE, northwesterly, along the arc of said curve to the right, having a radius of 945.00 feet, through a central angle of 12 10 1/4 41 3/4 (the chord bears North 32 09 1/4 35 3/4 West a distance of 200.48 feet) an arc distance of 200.86 feet to a 5/8-inch iron rod set for the beginning of a reverse curve;

     THENCE, westerly, along said reverse curve to the left, having a radius of
     25.00 feet, through a central angle of 34 29 1/4 01 3/4 (the chord bears South 82 57 1/4 13 3/4 West a distance of 14.82 feet) an arc distance of
     15.05 feet to a 5/8-inch iron rod set for the end of said reverse curve;

     THENCE, South 65 42 1/4 42 3/4 West, a distance of 10.00 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 24 17 1/4 18 3/4 West, a distance of 50.00 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 65 42 1/4 42 3/4 East, a distance of 10.10 feet to a 5/8-inch iron rod set for the beginning of a curve to the left;

     THENCE, northeasterly, along said curve to the left, having a radius of
     25.00 feet, through a central angle of 34 15 1/4 04 3/4 (the chord bears North 48 21 1/4 11 3/4 East a distance of 14.72 feet) an arc distance of
     14.95 feet to a 5/8-inch iron rod set for the beginning of a reverse curve;

     THENCE, northerly, along the arc of said curve to the right, having a radius of 945.00 feet, through a central angle of 12 47 1/4 12 3/4 (the chord bears North 16 06 1/4 45 3/4 West a distance of 210.46 feet) an arc distance of 210.89 feet to a 5/8-inch iron rod set for the beginning of a reverse curve;

     THENCE, westerly, along said reverse curve to the left, having a radius of
     25.00 feet, through a central angle of 34 29 1/4 01 3/4 (the chord bears North 80 41 1/4 43 3/4 West a distance of 14.82 feet) an arc distance of
     15.05 feet to a 5/8-inch iron rod set for the end of said reverse curve;

     THENCE, South 82 03 1/4 47 3/4 West, a distance of 10.00 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 07 56 1/4 13 3/4 West, a distance of 50.00 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 82 03 1/4 47 3/4 East, a distance of 10.00 feet to a 5/8-inch iron rod set for the beginning of a curve to the left;

     THENCE, northeasterly, along said curve to the left, having a radius of
     25.00 feet, through a central angle of 34 29 1/4 01 3/4 (the chord bears North 62 49 1/4 17 3/4 East a distance of 14.82 feet) an arc distance of
     15.05 feet to a 5/8-inch iron rod set for the beginning of a reverse curve;

                                                                  [Page 5 of 12]

                                                                     ###-##-####
                                EXHIBIT "A"-1

     THENCE, northerly, along the arc of said curve to the right, having a radius of 945.00 feet, through a central angle of 13 55 1/4 11 3/4 (the chord bears North 00 48 1/4 19 3/4 East a distance of 229.02 feet) an arc distance of 229.58 feet to a 5/8-inch iron rod set for the beginning of a reverse curve;

     THENCE, northwesterly, along said reverse curve to the left, having a radius of 25.00 feet, through a central angle of 34 29 1/4 05 3/4 (the chord bears North 63 12 1/4 41 3/4 West a distance of 14.82 feet) an arc distance of 15.05 feet to a 5/8-inch iron rod set for the end of said reverse curve;

     THENCE, North 80 27 1/4 13 3/4 West, a distance of 10.00 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 09 32 1/4 47 3/4 East, a distance of 50.00 feet to a 5/8-inch iron rod set for corner;

     THENCE, South 80 27 1/4 13 3/4 East, a distance of 10.00 feet to a 5/8-inch iron rod set for the beginning of a curve to the left;

     THENCE, easterly, along said curve to the left; having a radius of 25.00 feet, through a central angle of 34 28 1/4 57 3/4 (the chord bears North 82
    18 1/4 18 3/4 East a distance of 14.82 feet) an arc distance of 15.05 feet to a 5/8-inch iron rod set for the beginning of a reverse curve;

     THENCE, northerly along the arc of said curve to the right, having a radius of 945.00 feet, through a central angle of 08 03 1/4 35 3/4 (the chord bears North 15 21 1/4 35 3/4 East a distance of 132.82 feet) an arc distance of 132.93 feet to a 5/8-inch iron rod set for the end of said reverse curve;

     THENCE, North 80 27 1/4 13 3/4 West, a distance of 172.96 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 21 57 1/4 01 3/4 West, a distance of 120.00 feet to a 5/8-inch iron rod set for the beginning of a curve to the left;

     THENCE, northeasterly, along the arc of said curve to the left, having a radius of 1,030.00 feet, through a central angle of 13 46 1/4 39 3/4 (the chord bears North 61 09 1/4 39 3/4 East a distance of 247.08 feet) an arc distance of 247.68 feet to a 5/8-inch iron rod set for the point of tangency of said curve;

     THENCE, North 54 16 1/4 20 3/4 East, a distance of 461.08 feet to a 5/8-inch rod set for the point of curvature of a curve to the left;

     THENCE, northeasterly, along the arc of said curve to the left, having a radius of 330.00 feet, through a central angle of 31 12 1/4 32 3/4 (the chord bears North 38 40 1/4 04 3/4 East a distance of 177.54 feet) an arc distance of 179.75 feet to a 5/8-inch iron rod set for the point of tangency of said curve;

                                                                  [Page 6 of 12]

                                                                     ###-##-####
                                EXHIBIT "A"-1

     THENCE, North 23 03 1/4 48 3/4 East, a distance of 82.06 feet to a 5/8-inch iron rod set in the common southwest line of a 35-foot wide Tennessee Gas Pipeline Company Easement as described in Harris County Clerk's File Nos. D814271 and K739784 and the northeast line of a 50-foot wide Exxon Pipeline Easement (currently owned by Tejas Gas Pipeline) as described in Volume 6439, Page 601 of the Harris County Deed Records;

     THENCE, North 35 43 1/4 40 3/4 West, along the common line between said Tennessee Gas Pipeline Easement and said Tejas Gas Pipeline Easement, a distance of 1491.82 feet to a 5/8-inch iron rod set for an angle point;

     THENCE, North 39 49 1/4 26 3/4 West, along the aforesaid common easement line, a distance of 349.66 feet to a 5/8-inch iron rod set for an angle point;

     THENCE, North 33 06 1/4 56 3/4 West, along the aforesaid common easement line, a distance of 127.08 feet to a 5/8-inch iron rod set in the arc of a curve in the southerly right-of-way line of the aforementioned Boudreaux Road;

     THENCE, northeasterly, along the southerly right-of-way line of said Boudreaux Road and along said curve to the left, having a radius of 2,850.00 feet, through a central angle of 16 18 1/4 14 3/4 (the chord bears North 66 30 1/4 06 3/4 East a distance of 808.25 feet) an arc distance of
     810.98 feet to a 5/8-inch iron rod found for the point of tangency of said curve;

     THENCE, North 58 20 1/4 59 3/4 East, along the southeast right-of-way line of said Boudreaux Road, a distance of 457.16 feet to the POINT OF BEGINNING and containing a computed area of 197.37 acres (8,597,500 square feet) of land.

     SAVE AND EXCEPT those certain tracts described as M.U.D. Director's Lots in Harris County Clerk's File Nos. L108000, L108006 L108010, and K462965, and SAVE AND EXCEPT those certain tracts described in the following 5 pages.

                                                                  [Page 7 of 12]

                                                                     ###-##-####
                                EXHIBIT "A"-1

                                  SAVE AND EXCEPT:

                                  FIELD NOTES
                        Northpointe WCID Detention Site
             (Restricted Reserve "B" in Canyon Gate Section One)

Description of 17.51 acres (762,856 square feet) of land out of the William Perkins Survey, Abstract No. 621, located in Harris County, Texas and being more fully described by metes and bounds as follows (with bearings referenced to the Texas State Plane Coordinate System, South Central Zone, NAD 27):

     COMMENCING at a point marking the intersection of a southwest line of a 50-wide Tejas Gas pipeline easement (granted to Humble Pipeline by deed recorded in Volume 6439, Page 601 of the Harris County Deed Records) and a northerly right-of-way line of Westlock Drive as recorded in the Partial Replat of Westbourne, Section One (as recorded in Volume 316, Page 49 of the Harris County Map Records);

     THENCE, North 35 54 1/4 06 3/4 West, along a southwest line of said Tejas Gas pipeline easement, a distance of 2434.06 feet to a point for a southeast corner and POINT OF BEGINNING of the herein described tract;

     THENCE, South 54 05 1/4 54 3/4 West, a distance of 457.00 feet to a point for corner;

     THENCE, North 35 54 1/4 06 3/4 West, a distance of 878.75 feet to a point for corner;

     THENCE, North 51 45 1/4 05 3/4 East, a distance of 317.27 feet to a point for corner;

     THENCE, North 35 54 1/4 06 3/4 West, a distance of 580.49 feet to a point for corner;

     THENCE, South 51 45 1/4 05 3/4 West, a distance of 307.75 feet to a point for corner;

     THENCE, North 35 54 1/4 06 3/4 West, a distance of 519.85 feet to a point for corner;

     THENCE, North 51 45 1/4 05 3/4 East, a distance of 307.75 feet to a point for corner;

     THENCE, North 35 54 1/4 06 3/4 West, a distance of 302.23 feet to a point for corner;

     THENCE, North 54 16 1/4 20 3/4 East, a distance of 142.69 feet to a point in a southwest line of the aforementioned Tejas Gas pipeline easement;

     THENCE, South 35 43 1/4 40 3/4 East, along a southwest line of said Tejas Gas pipeline easement, a distance of 658.06 feet to an angle point;

     THENCE, South 35 45 1/4 17 3/4 East, along a southwest line of said Tejas Gas pipeline easement, a distance of 270.56 feet to an angle point;

     THENCE; South 35 54 1/4 06 3/4 East, along a southwest line of said Tejas Gas pipeline easement, a distance of 1365.27 feet to the POINT OF BEGINNING and containing a computed area of 17.51 acres (762,856 square feet) of land.

     This description is based on a compilation of data and does not reflect a staked boundary survey.

                                                                  [Page 8 of 12]

                                                                     ###-##-####
                                   EXHIBIT "A"-1

                                   SAVE AND EXCEPT

                                  FIELD NOTES
                             Director's Tract "A"
                            Harris County M.U.D. 280

Description of 0.1135 acre (4,942 square feet) of land out of the William Perkins Survey, Abstract No. 621, located in Harris County, Texas, and being more fully described by metes and bounds as follows (with bearings referenced to the PARTIAL REPLAT OF WESTBOURNE, SECTION ONE, as recorded in Volume 316, Page 49 of the Harris County Map Records);

     COMMENCING at a point marking the southwest corner of a tract of land for the right-of-way of Boudreaux Road (as described in Harris County Clerk's File No. D900150);

     THENCE, North 87 19 1/4 27 3/4 East, along the south right-of-way line of said Boudreaux Road, a distance of 29.92 feet to the point of curvature of a curve to the left;

     THENCE, easterly, along the south right-of-way line of said Boudreaux Road and along said curve to the left, having a radius of 2850.00 feet, through a central angle of 13 23 1/4 59 3/4 (the chord bears North 80 37 1/4 29 3/4 East a distance of 665.01 feet) an arc distance of 666.52 feet to a point in an easterly line of a 35-foot wide Tennessee Gas Pipeline easement (as described in Harris County Clerk's File Nos. D814271 and K739784);

     THENCE, South 33 06 1/4 30 3/4 East, along an easterly line of said pipeline easement, a distance of 114.32 feet to an angle point;

     THENCE, South 39 49 1/4 00 3/4 East, along an easterly line of said pipeline easement, a distance of 348.86 feet to an angle point;

     THENCE, South 35 43 1/4 14 3/4 East, along an easterly line of said pipeline easement, a distance of 2251.38 feet to a point for the northwest corner and POINT OF BEGINNING of the herein described tract;

     THENCE, North 63 00 1/4 09 3/4 East, a distance of 50.00 feet to a point for corner;

     THENCE, South 35 43 1/4 14 3/4 East, a distance of 100.00 feet to a point for corner,

     THENCE, South, 63 00 1/4 09 3/4 West, a distance of 50.00 feet to a point for corner;

     THENCE, North 35 43 1/4 14 3/4 West, a distance of 100.00 feet to the POINT OF BEGINNING and containing 4,942 square feet of land;

                                                                  [Page 9 of 12]

                                                                     ###-##-####
                                   EXHIBIT "A"-1

                                  SAVE AND EXCEPT:

                                  FIELD NOTES
                             Director's tract "C"
                            Harris County M.U.D. 280

Description of 0.1135 acre (4,942 square feet) of land out of the William Perkins Survey, Abstract No. 621, located in Harris County, Texas and being more fully described by metes and bounds as follows (with bearings referenced to the PARTIAL REPLAT OF WESTBOURNE, SECTION ONE, as recorded in Volume 316, Page 49 of the Harris County Map Records):

     COMMENCING at a point marking the southwest corner of a tract of land for the right-of-way of Boudreaux Road (as described in Harris County Clerk's File No. D900150);

     THENCE, North 87 19 1/4 27 3/4 East, along the south right-of-way line of said Boudreaux Road, a distance of 29.92 feet to the point of curvature of a curve to the left;

     THENCE, easterly, along the south right-of-way line of said Boudreaux Road and along said curve to the left, having a radius of 2850.00 feet, through a central angle of 13 23 1/4 59 3/4 (the chord bears North 80 37 1/4 29 3/4 East a distance of 665.01 feet) an arc distance of 666.52 feet to a point in an easterly line of a 35-foot wide Tennessee Gas Pipeline easement (as described in Harris County Clerk's File Nos. D814271 and K739784);

     THENCE, South 33 06 1/4 30 3/4 East, along an easterly line of said pipeline easement, a distance of 114.32 feet to an angle point;

     THENCE, South 39 49 1/4 00 3/4 East, along an easterly line of said pipeline easement, a distance of 348.86 feet to an angle point;

     THENCE, South 35 43 1/4 14 3/4 East, along an easterly line of said pipeline easement, a distance of 2251.38 feet to an angle point;

     THENCE, North 63 00 1/4 09 3/4 East, a distance of 100.00 feet to a point for the northwest corner and POINT OF BEGINNING of the herein described tract;

     THENCE, North 63 00 1/4 09 3/4 East, a distance of 50.00 feet to a point for corner;

     THENCE, South 35 43 1/4 14 3/4 East, a distance of 100.00 feet to a point for corner;

     THENCE, South 63 00 1/4 09 3/4 West, a distance of 50.00 feet to a point for corner;

     THENCE, North 35 43 1/4 14 3/4 West, a distance of 100.00 feet to the POINT OF BEGINNING and containing 4,942 square feet of land.

                                                                 [Page 10 of 12]

                                                                     ###-##-####
                                   EXHIBIT "A"-1

                                  SAVE AND EXCEPT;

                                  FIELD NOTES
                             Director's Tract "D"
                            Harris County M.U.D. 280

Description of 0.1135 acre (4,942 square feet) of land out of the William Perkins Survey, Abstract No. 621, located in Harris County, Texas and being more fully described by metes and bounds as follows (with bearings referenced to the PARTIAL REPLAT OF WESTBOURNE, SECTION ONE, as recorded in Volume 316, Page 49 of the Harris County Map Records):

     COMMENCING at a point marking the southwest corner of a tract of land for the right-of-way of Boudreaux Road (as described in Harris County Clerk's File No. D900150);

     THENCE, North 87 19 1/4 27 3/4 East, along the south right-of-way line of said Boudreaux Road, a distance of 29.92 feet to the point of curvature of a curve to the left;

     THENCE, easterly, along the south right-of-way line of said Boudreaux Road and along said curve to the left, having a radius of 2850.00 feet, through a central angle of 13 23 1/4 59 3/4 (the chord bears North 80 37 1/4 29 3/4 East a distance of 665.01 feet) an arc distance of 666.52 feet to a point in an easterly line of a 35-foot wide Tennessee Gas Pipeline easement (as described in Harris County Clerk's File Nos. D814271 and K739784);

     THENCE, South 33 06 1/4 30 3/4 East, along an easterly line of said pipeline easement, a distance of 114.32 feet to an angle point;

     THENCE, South 39 49 1/4 00 3/4 East, along an easterly line of said pipeline easement, a distance of 348.86 feet to an angle point;

     THENCE, South 35 43 1/4 14 3/4 East, along an easterly line of said pipeline easement, a distance of 2251.38 feet to a point;

     THENCE, North 63 00 1/4 09 3/4 East, a distance of 150.00 feet to a point for the northwest corner and POINT OF BEGINNING of the herein described tract;

     THENCE, North 63 00 1/4 09 3/4 East, a distance of 50.00 feet to a point for corner;

     THENCE, South 35 43 1/4 14 3/4 East, a distance of 100.00 feet to a point for corner;

     THENCE, South, 63 00 1/4 09 3/4 West, a distance of 50.00 feet to a point for corner;

     THENCE, North 35 43 1/4 14 3/4 West, a distance of 100.00 feet to the POINT OF BEGINNING and containing 4,942 square feet of land.

                                                                 [Page 11 of 12]

                                                                     ###-##-####
                                   EXHIBIT "A"-1

                                   SAVE AND EXCEPT

                                  FIELD NOTES
                             Director's Tract "E"
                            Harris County M.U.D. 280

Description of 0.1135 acre (4,942 square feet) of land out of the William Perkins Survey; Abstract No. 621, located in Harris County, Texas and being more fully described by metes and bounds as follows (with bearings referenced to the PARTIAL REPLAT OF WESTBOURNE, SECTION ONE, as recorded in Volume 316, Page 49 of the Harris County Map Records);

     COMMENCING at a point marking the southwest corner of a tract of land for the right-of-way of Boudreaux Road (as described in Harris County Clerk's File No. D900150);

     THENCE, North 87 19 1/4 27 3/4 East, along the south right-of-way line of said Boudreaux Road, a distance of 29.92 feet to the point of curvature of a curve to the left;

     THENCE, easterly, along the south right-of-way line of said Boudreaux Road and along said curve to the left, having a radius of 2850.00 feet, through a central angle of 13 23 1/4 59 3/4 (the chord bears North 80 37 1/4 29 3/4 East a distance of 665.01 feet) an arc distance of 666.52 feet to a point in an easterly line of a 35-foot wide Tennessee Gas Pipeline easement (as described in Harris County Clerk's File Nos. D814271 and K739784);

     THENCE, South 33 06 1/4 30 3/4 East, along an easterly line of said pipeline easement, a distance of 114.32 feet to an angle point;

     THENCE, South 39 49 1/4 00 3/4 East, along an easterly line of said pipeline easement, a distance of 348.86 feet to an angle point;

     THENCE, South 35 43 1/4 14 3/4 East, along an easterly line of said pipeline easement, a distance of 2251.38 feet to a point;

     THENCE, North 63 00 1/4 09 3/4 East, a distance of 200.00 feet to a point for the northwest corner and POINT OF BEGINNING of the herein described tract;

     THENCE, North 63 00 1/4 09 3/4 East, a distance of 50.00 feet to a point for corner;

     THENCE, South 35 45 1/4 14 3/4 East, a distance of 100.00 feet for corner;

     THENCE, South 63 00 1/4 09 3/4 West, a distance of 50.00 feet to a point for corner;

     THENCE, North 35 43 1/4 14 3/4 West, a distance of 100.00 feet to the POINT OF BEGINNING and containing 4,942 square feet of land.

                                                                 [Page 12 of 12]

                                   EXHIBIT "B"

ATTACHED TO AND MADE A PART OF THAT CERTAIN SERVICE AGREEMENT DATED MARCH 8, 1999 BY AND BETWEEN CLEARWORKS TECHNOLOGIES, INC. AND LAND TEJAS DEVELOPMENT AT NORTHPOINTE, L.L.C.

                                    SERVICES

1. The Program as covered by the Agreement shall mean all services provided to consumers located in the Territory. Services shall be defined as Basic and Enhanced services and shall include the following:

      BASIC SERVICES
      Basic Telephone Services
      Basic Cable TV Services
      High Speed Internet Connectivity
      Community Intranet

      ENHANCED SERVICES
      Voice Mail
      Enhanced Cable TV Services
      On-Demand Video Rental
      Long Distance Telephone


2. ClearWorks shall provide the Basic Level Services of the Program to the subscribed Customers by and through the HOA. ClearWorks shall invoice the customers for such services as provided in the Agreement. The customers shall pay their invoices directly to the HOA who shall tender same to CLWK.

3. ClearWorks shall provide the Enhanced Level Services of the Program to the subscribed Customers directly to the Customer, and ClearWorks shall invoice the Customer directly.

4. ClearWorks shall maintaine the Program at a technological level commensurate with the standards for such Program prevailing in the industry in the Greater Houston and surrounding areas.

5. ClearWorks shall maintain the Program price at a competitive level commensurate with the standards for such Program prevailing in the industry in the Greater Houston and surrounding areas.

6. ClearWorks shall provide end user support in terms of end user services selection and answer and support all end user questions. The performance of ClearWorks' customer support shall

                                                                              17
CONFIDENTIAL--COMPANY AND CLEARWORKS TECHNOLOGIES, INC. SERVICE AGREEMENT -
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
   be commensurate with the standards for such customer support prevailing in the industry in the Greater Houston and surrounding areas.

7. ClearWorks shall maintain all field equipment and support personnel in connection to the Program, including all support of all cable, electronics and satellite dishes.

8. ClearWorks shall provide all infrastructure cabling within the Territory necessary to deliver the Program.

9. ClearWorks shall provide all Head End electronics, including the necessary number of satellite dishes as determined by ClearWorks.

10.ClearWorks will provide backup power to ensure consistent systems operation in the event of a power outage.

11.ClearWorks will pay the monthly electricity bill incurred by ClearWorks as a result of the head end building.

12.ClearWorks shall be responsible for insuring the contents of the head end facility pursuant to the following coverages and limits:

      Comprehensive General Liability $1,000,000 combined single including broad form contractual, each occurrence for bodily broad form property damage, xcu injury and property damage. hazards, completed operations, and product liability.

CLWK shall name COMPANY as an additional named insured and shall waive its rights to subrogation and provide a Certificate of Insurance to Company substantiating such coverage upon request.

13.ClearWorks shall be responsible for payment of one-half of cost of the expansion phase of the head end facility. Expansion costs are estimated to be $35,000.

                                                                              18
CONFIDENTIAL--COMPANY AND CLEARWORKS TECHNOLOGIES, INC. SERVICE AGREEMENT -
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
                                   EXHIBIT "C"

ATTACHED TO AND MADE A PART OF THAT CERTAIN SERVICE AGREEMENT DATED MARCH 8, 1999 BY AND BETWEEN LAND TEJAS DEVELOPMENT AT NORTHPOINTE, L.L.C. AND CLEARWORKS TECHNOLOGIES, INC.

                      COMPANY'S DUTIES AND RESPONSIBILITIES


1. COMPANY shall use its best efforts to ensure that a minimum of 95% of the total single family homes located within the Territory at all given points of time will be subscribed to the Program within 30 days of occupancy or resale of each home, and shall become CUSTOMERS of CLWK through the HOA.

2. Except for the head end building expansion, the COMPANY shall be responsible for the costs, construction, maintenance, including but not limited to landscaping, of all buildings, foundations including HVAC and other physical housing requirements for ClearWorks to implement the Program. Except for the construction cost of the expansion of the head end building, the COMPANY will specifically provide physical space to house equipment of the program at no charge to CLWK.

3. At no cost to ClearWorks, COMPANY shall be responsible for granting permanent access to easements throughout Territory for ClearWorks' cable installation and other services arising out of or in connection to the Program and this Agreement.

4. COMPANY shall be responsible for inclusion of ClearWorks in all marketing materials associated with technology for Territory.

5. COMPANY shall use its best efforts to help amend the deed restrictions of all new sections within Territory to require the Basic Level Services package within the Program.

                                                                              19
CONFIDENTIAL--COMPANY AND CLEARWORKS TECHNOLOGIES, INC. SERVICE AGREEMENT -
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
                                   EXHIBIT "D"

ATTACHED TO AND MADE A PART OF THAT CERTAIN SERVICE AGREEMENT DATED MARCH 8, 1999, BY AND BETWEEN LAND TEJAS DEVELOPMENT AT NORTHPOINTE, L.L.C.AND CLEARWORKS TECHNOLOGIES, INC.

                           BASIC LEVEL SERVICE PRICING

COMPANY agrees to pay CLWK for the initial three (3) months of services of Program under INITIAL THREE MONTHS PLAN as defined hereunder, for each home in the Program (within 30 days of occupancy) pursuant to the sums set forth below, subject to changes, additions, or deletions as determined by CLWK and as provided herein. After the first three (3) months of Basic Level Services of the Program paid by COMPANY, HOA shall be responsible to pay the monthly invoice for the Basic Level of Services.

                            INITIAL THREE MONTHS PLAN
                            -------------------------

                    SERVICE                              COMPANY PRICE(3 MONTHS)
                    -------                              -----------------------
Basic Services
Enhanced Services
TOTAL ..................................................                 $239.55

                                BASIC PRICE PLAN
                                ----------------

           SERVICE                                           HOA PRICE (MONTHLY)
           -------                                           -------------------
Basic Local Telephone Service
Basic Cable TV
Internet Connectivity (10MB or
higher)

TOTAL* .....................................................              $78.14

                                                                              20
CONFIDENTIAL--COMPANY AND CLEARWORKS TECHNOLOGIES, INC. SERVICE AGREEMENT -
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
                                   EXHIBIT "E"

ATTACHED TO AND MADE A PART OF THAT CERTAIN SERVICE AGREEMENT DATED MARCH 8, 1999, BY AND BETWEEN LAND TEJAS DEVELOPMENT AT NORTHPOINTE, L.L.C. AND CLEARWORKS TECHNOLOGIES, INC.


                                 SERVICE DETAILS
                                 ---------------
SAVINGS MATRIX

SERVICE                                                 RETAIL COST     HOA COST
-------                                                 -----------     --------
Basic Telephone ....................................       $    25
Basic Cable TV .....................................       $ 37.24
Internet ...........................................       $   356
Community Intranet .................................           N/A           N/A
TOTAL ..............................................       $418.24       $ 78.14

* COMPARED USING ISDN SERVICE AND RATES


BASIC LOCAL TELEPHONE SERVICE

Basic Local Telephone Service is defined as an analog dialtone line delivered to the consumer with touch tone dialing service and without any extended calling features. It is designed to support existing analog telephones which homeowners may have supporting RJ-11C tip & ring 2-wire phone lines.

BASIC CABLE TV

CHANNEL   ID                 CHANNEL   ID
-------   ----------------   -------   ----------------
2         KPRC - NBC         35        EWTN
3         Reserved           36        Family Channel
4         Reserved           37        HGTV
5         CG - Guard Gate    38        History Channel
6         CG - Pool          39        KHTV-Ind
7         Spare              40        HSN
8         KUHT -PBS          41        Learning Channel
9         TISD               42        Lifetime

                                                                              21
CONFIDENTIAL--COMPANY AND CLEARWORKS TECHNOLOGIES, INC. SERVICE AGREEMENT -
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
10        TISD               43        MTV
11        KHOU-CBS           44        VH1
12        Spare              45        KXLN-IND
13        KRTK-ABC           46        Nashville Net
14        KRTK-ABC (HDTV)    47        Nickelodeon
15        A&E                48        KTMD-FOR
16        America's Voice    49        KTFH-IND
17        Angel One          50        QVC
18        Cartoon Net        51        KNWS
19        CNBC               52        SCI-FI
20        KTXH-IND           53        TBS
21        CNN                54        TNT
22        Headline News      55        Travel Channel
23        Comedy Central     56        Trinity
24        Country Music      57        KVVV-IND
25        Court TV           58        TV Land
26        KHIV-FOX           59        TV-FOOD
27        CSPAN              60        USA
28        CSPAN2             61        Weather Channel
29        Discovery          62        Spare
30        Disney 2           63        Spare
31        E!                 64        Spare
32        ESPN               65        Spare
33        ESPN2              66        Spare
34        ESPNews            67-79     Spare


* ClearWorks reserves the right to change the Basic Cable TV channel lineup shown and described herein for any reason without prior notice; provided however, that the quantity and quality of the channel lineup is not materially diminished from the original channel lineup.

INTERNET CONNECTIVITY (10MB OR HIGHER)
Dedicated Internet connectivity will be delivered via a shared Ethernet 10MB/s connection into the home. This connection will plug into the IBM Network Connection Center for distribution throughout the home. Each home will be assigned one (1) E-Mail address associated with their connection.

                                                                              22
CONFIDENTIAL--COMPANY AND CLEARWORKS TECHNOLOGIES, INC. SERVICE AGREEMENT -
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
                                   EXHIBIT "F"

ATTACHED TO AND MADE A PART OF THAT CERTAIN SERVICE AGREEMENT DATED MARCH 8, 1999, BY AND BETWEEN LAND TEJAS DEVELOPMENT AT NORTHPOINTE, L.L.C. AND CLEARWORKS TECHNOLOGIES, INC.

                                  COMPENSATION

COMPANY shall receive a monthly compensation in the amount of $10.00 per customer on all paid invoices for Basic Level Services per customer of the Program.

The compensation shall be paid not later than fifteen (15) days after receipt by CLWK of HOA'S monthly payments received from customers for Basic Level Services under the Program. Interest at the rate of 1-1/2% per month, or the maximum rate allowed by law, whichever is less, shall be charged and due on all past due payments to the Company.

COMPANY SHALL BE PAID THEIR RESPECTIVE COMPENSATION PER CUSTOMER AFTER CLWK HAS RECEIVED A PAYMENT FROM EACH CUSTOMER FOR SERVICES OF PROGRAM IN IMMEDIATE AVAILABLE GOOD FUNDS. i.e. IF ONE CUSTOMER'S INVOICE PAYMENT IS RECEIVED BY CLWK, THEN CLWK OWES THE COMPANY $10 WHETHER OR NOT ANY OTHER CUSOMERS PAY THEIR INVOICES.

Right to Inspection. COMPANY shall have the right to inspect CLWK's customer records, specifically customer invoices and subscription agreements which arise from all levels of services of the Program on a quarterly basis provided COMPANY gives CLWK ten (10) days advanced written notice of its intent to inspect.

COMPANY:                                          CLWK:

Land Tejas Development at Northpointe, L.L.C.     ClearWorks Technologies, Inc.

By: /s/ AL BRENDE                                 By: /s/MICHAEL T. MCCLERE
Al Brende, Co-Manager                             Name: Michael T. McClere
                                                  Title: CEO
By: /s/ COURTNEY GROVER
Courtney Grover, Co-Manager

                                                                              23
CONFIDENTIAL--COMPANY AND CLEARWORKS TECHNOLOGIES, INC. SERVICE AGREEMENT -
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
                                   EXHIBIT "G"

ATTACHED TO AND MADE A PART OF THAT CERTAIN SERVICE AGREEMENT DATED MARCH 8, 1999, BY AND BETWEEN CLEARWORKS TECHNOLOGIES, INC. AND LAND TEJAS DEVELOPMENT AT NORTHPOINTE, L.L.C.

              PRICING TERMS PURSUANT TO ARTICLE 12 OF THE AGREEMENT

In the event the COMPANY purchases the Program components pursuant to Article 12 of this Agreement, COMPANY and CLWK shall mutually agree upon an independent third party to assess the fair market value (FMV) of the items listed below:

BUYOUT COSTS FOR INFRASTRUCTURE
                                                                TOTAL
                                                                -----
PHYSICAL INFRASTRUCTURE - CABLING               QTY
---------------------------------               ---
Cabling Northpointe Section 1                   254             FMV
Cabling Northpointe Section 2                    69             FMV
Cabling Northpointe Section 3                    86             FMV
Cabling Northpointe Phase 5                     271             FMV
Cabling Northpointe Section 4/Villages          105             FMV
Cabling Northpointe Section 5/Villages          101             FMV
Cabling Northpointe Phase 6                     159             FMV
Cabling Phase A2                                102             FMV

BASIC CABLE TV HEAD END
Covsersion Basic Cable / Per Channel             50             FMV
Dish and Switch Equipment                                       FMV

ENHANCED CABLE TV HEAD END
Digital Satellites 1,2,3,4                        4             FMV
Digital Satellites R1,R3,R7,R9,R11                5             FMV
Spare For Hot Swap                                1             FMV
Transcoder                                        5             FMV
Mod. Equipment                                    1             FMV
Ethernet Hubs and Modems                          1             FMV

TELEPHONE SWITCH & OTHER PHONE EQUIP.
Phone Switch Equipment                            1             FMV

INTERNET ROUTER & OTHER DATA EQUIPMENT
IP Routing Equipment Downstream                   1             FMV

                                                                              24
CONFIDENTIAL--COMPANY AND CLEARWORKS TECHNOLOGIES, INC. SERVICE AGREEMENT -
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
US Northpointe Section 1                        254             FMV
US Northpointe Section 2                         69             FMV
US Northpointe Section 3                         86             FMV
US Northpointe Phase 5                          271             FMV
US Northpointe Section 4/Villages               105             FMV
US Northpointe Section 5/Villages               101             FMV
US Northpointe Phase 6                          159             FMV
US Phase A2                                     102             FMV

HEAD END FACILITY
Head End Building                                               FMV
Satellite Pad                                                   FMV
Satelitte Dishes                                                FMV

SET TOP BOXES
STB Northpointe Section 1                       254             FMV
STB Northpointe Section 2                        69             FMV
STB Northpointe Section 3                        86             FMV
STB Northpointe Phase 5                         271             FMV
STB Northpointe Section 4/Villages              105             FMV
STB Northpointe Section 5/Villages              101             FMV
STB Northpointe Phase 6                         159             FMV
STB Phase A2                                    102             FMV

TOTAL Project                                                   FMV
                                                                FMV

Upon termination of this Agreement by COMPANY, ClearWorks shall have no further rights to occupy the head end facility; provided, however, that COMPANY has purchased the head end facility for fair market value.

Any purchase of the infrastructure shall include an on going license to use and operate the technology without any further consideration beyond the payment provided herein.

COMPANY:                                          CLWK:
Land Tejas Development at Northpointe, L.L.C.     ClearWorks Technologies, Inc.

By: /s/ AL BRENDE                                 By: /s/MICHAEL T. MCCLERE
Al Brende, Co-Manager
                                                  Name: Michael T. McClere
By: /s/ COURTNEY GROVER
Courtney Grover, Co-Manager                       Title: CEO

Courtney Grover
                                                                              25
CONFIDENTIAL--COMPANY AND CLEARWORKS TECHNOLOGIES, INC. SERVICE AGREEMENT -
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
                                SERVICE AGREEMENT

THIS AGREEMENT made and entered into effective the 26th day of March, 1999, by and between ClearWorks Technologies, Inc., a Delaware corporation (hereinafter called "CLWK") and the Canyon Gate at Northpointe Home Owner's Association (hereinafter called "HOA").

                             W I T N E S S E T H:

WHEREAS, Land Tejas Development at Northpoint, L.L.C. ("COMPANY") is a developer of a residential community located in Houston, Harris County, Texas (hereinafter referred to as the "Territory"); and

WHEREAS, COMPANY has established a Home Owners Association ("HOA") for such Territory, wherein HOA in the Territory desires to purchase bundled digital services exclusively from CLWK, and

WHEREAS, CLWK has developed either directly or through its affiliated entities an organization which has the ideas, concepts, know-how or techniques to effect a bundled digital service program; and

WHEREAS, CLWK shall effect the bundled digital service program in the Territory set forth in Exhibit "A", attached hereto and made a part hereof; and

WHEREAS, HOA recognizes that bundled digital services are specialized, high technology products and services that require the highest standards of quality control of materials, assembling and testing, and

WHEREAS, HOA desires to obtain exclusively from CLWK and CLWK desires to furnish the bundled digital service program hereinafter set forth, provided, however, that individual home owners are not obligated under this Agreement to exclusively contract with CLWK for services and HOA has the right to provide easements to other service providers; and

WHEREAS, the bundled digital service program which CLWK can provide will be very beneficial and unique to the home owners in the HOA and will enhance the value of their homes; however, CLWK is unwilling to make the initial financial and time investment without a grant of exclusivity from the HOA; therefore, HOA is herein granting to CLWK an exclusive bundled digital service program within the Territory; and

NOW, THEREFORE, for and in consideration of the mutual advantages and benefits accruing to the parties hereto, the sufficiency of which is hereby acknowledged, the parties hereto agree that the following shall constitute the agreement between CLWK and HOA concerning the development and installation of the bundled digital service program, as described herein. This Agreement upon execution by CLWK and HOA shall supersede and replace all prior agreements and verbal conversations between CLWK and HOA regarding the transaction contemplated herein.

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1.    BUNDLED DIGITAL SERVICE PROGRAM
      For purposes of this Agreement, the entire Bundled Digital Service Program shall hereinafter be referred to as the "Program". Exhibit B, attached hereto and made a part hereof lists the elements, both tangible and intangible, associated with the Program. It is the HOA's desire that various elements of the Program be the responsibility of CLWK to design and install, and that such elements shall be outlined in Exhibit B. Exhibit C, attached hereto and made a part hereof, lists the elements of, and associated with the Program, both tangible and intangible, which shall be the responsibility of HOA.

      Unless otherwise defined herein, the term "industry standards" shall mean those standards prevailing in the industry as applied to suppliers of cable T.V., telephone services, and internet services to the general public within the Houston metropolitan and surrounding area.

2.    SCOPE OF CLWK'S SUPPLIED SERVICES
      Attached hereto and made a part hereof is Exhibit B entitled "Services." This Exhibit B details the elements of the Program CLWK will provide in accordance with the terms and conditions set forth in this Agreement. The services listed under each element shown on Exhibit "B" are the maximum specifications required for the Program.

3.    COMMENCEMENT DATE
      CLWK agrees to commence the design and installation of the Program in the Territory upon the execution of this Agreement, but in no event later than March 22, 1999.

4.    TERM OF PERFORMANCE
      HOA shall enter into this Agreement for the Program exclusively with CLWK for a term of twenty-five (25) years from the date of execution of this Agreement. It is understood and agreed that HOA shall not enter into a similar agreement(s) with any other person or entity for the elements, components and services contemplated under this Agreement and/or Program for a term of 25 years from the date hereof, unless mutually specifically agreed and defined in writing between HOA and CLWK.

      This Agreement shall continue in force and effect for 25 years from the date of execution of this Agreement until the end of such term unless terminated sooner pursuant to Article 12 of this Agreement.

5.    COMPENSATION
      5.1 Exhibit D, entitled Basic Level Services Pricing, attached hereto and made a part hereof by reference, describes the rates for basic services of the Program subject to changes, additions, or deletions as determined by CLWK and as provided herein. Moreover, the basic rates shall be subject to modification commiserate with industry standards for pricing of similarly bundled digital services, but in no event to exceed

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            the industry standard for retail pricing of each individual service if purchased separately. Enhanced service pricing and program contents shall be similar to industry standards for similar services commonly available in the greater Houston area. Exhibit E, entitled Service Details, attached hereto and made a part hereof by reference, describes the basic services of the Program, subject to changes, additions, or deletions as determined by CLWK and as provided herein.

      5.2 INVOICING. In the case of Basic Level Services of the Program CLWK shall submit an invoice to each individual CUSTOMERS. HOA shall collect these funds and forward same on a monthly basis to CLWK after having subtracted Two Dollars ($2.00) per CUSTOMER paid invoice. Interest at the rate of 1-1/2% per month, or the maximum rate allowed by law, whichever is less, shall be charged and due on all past due accounts.

            In the event HOA received monies from the CUSTOMER and fails to remit monies to CLWK in a timely manner, HOA shall be liable for material breach of contract and shall be liable for the full amount of the monies received from CUSTOMER and interest plus any other appropriate amounts due CLWK. It is agreed that time is of the essence in CLWK receiving payment of its invoices and that CLWK reserves the rights to suspend services to specific homeowners for such homeowner's nonpayment of invoices in a timely fashion.

            IN NO EVENT SHALL HOA BE LIABLE FOR NON-PAYING CUSTOMERS.

            In the case of Extended Level Services of the Program, which are payable according to the amount of usage by the CUSTOMER, CLWK shall submit invoices directly to the CUSTOMER monthly for the Extended Level Services of the Program which were rendered in the prior month. Such invoices shall be due and payable to CLWK by the CUSTOMER upon receipt of the invoice, and CLWK reserves the right to suspend services for lack of timely payment.

            WITH RESPECT TO THE BASIC LEVEL SERVICES AND ENHANCED LEVEL SERVICES, CLWK RESERVES THE RIGHT TO CANCEL OR SUSPEND AT CLWK'S SOLE OPTION, SERVICES OF THE PROGRAM TO CUSTOMERS DUE TO NONPAYMENT OF ANY INVOICE(S) OVER 60 DAYS PAST DUE AND RETRIEVE AND REPOSSESS ALL COMPONENTS AND EQUIPMENT FROM THE NON PAYING CUSTOMER IN CONNECTION WITH THE PROGRAM.

      5.3 HOA REBATE: Attached hereto and made a part hereof is Exhibit F entitled "REBATE". HOA is entitled, upon receipt of funds on each CUSTOMER'S paid invoice to withhold Two Dollars ($2.00) prior to forwarding the funds collected by HOA on CLWK's behalf. HOA SHALL WITHHOLD ITS RESPECTIVE

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            REBATE ONLY AFTER CLWK HAS RECEIVED FULL PAYMENTS FOR SERVICES OF
            PROGRAM.

      5.4 CURRENCY: Unless otherwise agreed, payment for all levels of the Program shall be in U.S. dollars.

      5.5 TAXES. Any sales, use or other similar type taxes are not included in the price listed on Exhibits D and E, and such taxes shall be for the account of and be itemized separately to CUSTOMER and HOA.

      5.6 DISPUTED INVOICES. In cases of legitimate disputes which arise between CUSTOMER, HOA and CLWK which represent less than the full invoice amount, CUSTOMER shall pay the undisputed amount to CLWK immediately.

6.    MODIFICATIONS
      Changes in Program. The parties agree that the Program to be provided hereunder and the compensation therefor shall be reviewed by CLWK not more often than every 12 months, commencing from the date hereof. Any changes to the Program, deletions or changes in compensation may be made by CLWK provided CLWK provides all parties hereto thirty (30) days prior written notice. Any changes to the Program contents or pricing shall be in conformity with industry standards in the greater Houston metropolitan area.

7.    MARKETING

      7.1 HOA agrees to and shall permit CLWK to distribute and place its marketing materials regarding the Program in all sales offices in the respective Territory.

      7.2 CLWK shall have direct access to CUSTOMERS in order to resolve issues relating to the implementation, providing, and servicing of the Program.

8.    INDEPENDENT CONTRACTOR
      8.1 CLWK shall be an independent contractor and CLWK and its employees shall not be deemed for any purposes to be the agent or servant of HOA. Neither CLWK nor HOA shall have the right or authority to execute any contract or legal document for, or to assume, create, or incur any liability or any obligation of any kind, express or implied, against or in the name of the other party or parties hereto, unless expressly authorized in writing by the party granting the agency.

      8.2 Notwithstanding the foregoing paragraph, HOA shall be responsible for subscribing CUSTOMERS to the Basic Level Services of the Program and processing all subscription agreements with CUSTOMERS regarding the Basic Level Services of the Program described under this Agreement. HOA shall provide CLWK with all current subscription agreements for each house within the Territory, including but not limited to new subscription agreements, suspensions, cancellations and

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            renewals. It is understood and agreed that CLWK shall provide the subscription agreement/customer contract form(s).

9.    WARRANTY
      9.1 The Program performed by CLWK hereunder will be performed in a workmanlike manner commensurate with the standards for such services prevailing in the industry within the greater Houston and surrounding areas. CLWK further makes no warranty regarding the level of performance of COMPANY'S, HOA'S or CUSTOMER'S equipment or facilities.

      9.2 With respect to the telephone services of the Program, CLWK'S only obligation hereunder shall be to provide replacement or alternate telephone services in the event of telephone service failure in connection to the Program; that is CLWK shall replace such telephone service or find alternate service substantially equal or similar to the original service or product within a reasonable time commensurate with the standards prevailing in the industry and as outlined by the Public Utilities Commission of Texas.

      9.3 THE FOREGOING IS EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED AND STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS. THE FOREGOING IS CLWK'S ONLY OBLIGATION.

10.   RELEASE AND INDEMNITY
      10.1 CLWK agrees to protect, defend, indemnify and hold harmless HOA, its respective parent, subsidiaries and affiliated companies, and their employees, subcontractors and their insurers from and against any claim, demand, cause of action, loss, expense award, obligation to indemnify another, judgment or liability on account of illness, injury or death to the employees of CLWK and CLWK'S subcontractors and/or damage to or loss or destruction of the property of CLWK arising directly or indirectly out of the performance or nonperformance of this Agreement regardless of omissions or negligence, in whole or in any part, of HOA.

            CLWK agrees to protect, defend and indemnify and hold harmless HOA, its respective parent subsidiaries, affiliated companies and their employees and contractors, managing agents and their insured from any and all claim demand, causes of action, loss, expense award, judgment or liability of any kind brought by CUSTOMER on account of quality of services provided CLWK, literature provided by CLWK or CLWK's performance under the program or due to HOA providing CLWK marketing materials.

            HOA agrees to protect, defend, indemnify and hold harmless CLWK, its parent, subsidiaries and affiliated companies, and its and their employees, subcontractors

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            and its and their insurers from and against any claim, demand, cause of action, loss, expense award, obligation to indemnify another, judgment or liability on account of illness, injury or death to the employees of HOA and HOA'S subcontractors and/or damage to or loss or destruction of the property of HOA arising directly or indirectly out of the performance or nonperformance of this Agreement regardless of omissions of negligence, in whole or in any part, of CLWK.

            CLWK and HOA are each responsible to third parties to the extent of their own negligence.

            Notwithstanding any of the indemnities and liabilities specifically referred to above, neither CLWK or HOA shall be liable to the other with respect to any consequential loss including, but not limited to, loss of anticipated profit, loss of anticipated revenue, loss of product, or loss of use of money, arising or alleged to arise out of either HOA or CLWK'S failure to properly carry out its obligations hereunder or due to omissions or negligence, in whole or in any part, of the party at fault, its subcontractors or vendors in any part, of party at fault, its subcontractors or vendors or strict liability, and regardless of whether pre-existing the execution of the Agreement.

      10.2. THIS AGREEMENT CERTIFIES THAT HOA HAS THE RIGHT TO CONTRACT FOR CUSTOMER(S), PRESENT AND FUTURE, AND TO GRANT SUCH INDEMNIFICATION AND BIND CUSTOMERS BY THE COVENANTS, OBLIGATIONS, INDEMNIFICATION PROVISIONS AND AGREEMENTS CONTAINED HEREIN. NO NEW OR SUCCESSOR HOA FOR THE TERRITORY OR ANY PART THEREOF SHALL BE FORMED WITHOUT ACCEPTING AND ASSUMING IN WRITING THE COVENANTS, OBLIGATIONS, INDEMNIFICATION PROVISIONS AND AGREEMENTS CONTAINED HEREIN.

11.   LIMITATION OF LIABILITY
      11.1 CLWK'S LIABILITY FOR DAMAGES TO HOA AND/OR OTHERS FOR ANY CAUSE WHATSOEVER, AND REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR IN TORT INCLUDING NEGLIGENCE AND STRICT LIABILITY, SHALL BE LIMITED TO THE AMOUNTS, AS APPLICABLE, RECOVERABLE FROM AND UNDER INSURANCE WHICH CLWK HAS AND/OR WILL HAVE IN FORCE.

      11.2 HOA'S LIABILITY FOR DAMAGES TO CLWK AND/OR OTHERS FOR ANY CAUSE WHATSOEVER, AND REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR IN TORT INCLUDING NEGLIGENCE AND STRICT LIABILITY, SHALL BE LIMITED TO THE AMOUNTS, AS

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            APPLICABLE, RECOVERABLE FROM AND UNDER INSURANCE WHICH HOA HAS
            AND/OR WILL HAVE IN FORCE.


      11.3 IN NO EVENT SHALL CLWK AND HOA BE LIABLE FOR INCIDENTAL, SPECIAL, INDIRECT, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING BUT NOT LIMITED TO TREBLE DAMAGES UNDER ANY DECEPTIVE TRADE PRACTICE ACT.

      11.4 CLWK shall insure its liabilities and indemnity obligations hereunder with insurance or qualified self-insurance with the following coverage's and limits:

      COVERAGE                               PER OCCURRENCE/AGGREGATE
      --------                               ------------------------
      Worker's Compensation                  Statutory (Texas)
      Employer's Liability                   $1,000,000
      Comprehensive General Liability        $1,000,000 each
                                             occurrence/2,000,000 general
                                             aggregate
      including broad form contractual,      each occurrence for bodily
      broad form property damage, xcu        injury and property damage.
      hazards, completed operations, and     2,000,000 products comp/op agg
      product liability.                     300,000 fire damage (any one fire)
      Comprehensive Auto Liability           $1,000,000 combined single
      (owned and non-owned)                  limit each occurrence for bodily
                                             injury and property damage.

      HOA shall insure its liabilities and indemnity obligations hereunder with insurance or qualified self insurance with the following coverages and limits:

      COVERAGE
      --------
      Directors and officers Liability
      Insurance
      Comprehensive General Liability
      Insurance                              $1,000,000.00

      11.5 Each party will give the other party not less than thirty (30) days advance written notice of any material changes in any insurance policy applicable hereto.
      11.6 Prior to commencing performance of the Agreement, the parties shall provide a Certificate of Insurance evidencing the required coverage.
      11.7 Each party named shall name the other party as an additional named insured and each party shall waive its rights to subrogation; provided, however, that the additional named insured and waiver of subrogation provisions set forth herein shall only apply as to those risks the party has expressly agreed to bear or against which the party has agreed to indemnify the other herein.

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12.   TERMINATION
      12.1 Either party upon advanced written notice to that effect to the other party, shall have the right to terminate this Agreement at any time and without judicial decision or resolution in the event that the latter fails to observe the material provisions and conditions hereof, and shall fail to correct any material default within 180 business days after the party alleging such material default has given written notice thereof.

      12.2 Upon termination of this Agreement, all funds received by HOA from CUSTOMERS shall be paid to CLWK immediately.

      12.3 This Article expressly prohibits any collusion between HOA and COMPANY to terminate the Agreement.

      12.4 In the event CLWK fails to provide telephone services commensurate to those standards outlined by the Public Utilities Commission of Texas, then upon mutual consent among the parties, HOA may engage another telephone company to provide such telephone services, and CLWK'S failure to provide such telephone services shall not be considered a material default or failure to observe the material provisions and conditions hereof for purposes of this Article 12. Provided, however, that upon HOA'S termination of the telephone services as provided herein, CLWK shall grant CUSTOMERS and HOA a discount proportionate to the price of the telephone service charged under the Program. Any and all rebates received by HOA shall be reduced proportionately.

13.   ASSIGNMENTS AND SUBCONTRACTS
      Neither party shall assign or subcontract its duties or obligations hereunder without the written consent of the other party; provided, however, CLWK may subcontract the performance of the Program, or portions thereof, to any of CLWK'S subsidiaries or affiliates, successors and merger entities without such consent from the other parties hereto.

      In the event of an assignment by the HOA to which CLWK has consented, the HOA'S assignee or its legal representative shall agree in writing with CLWK to personally assume, perform and be bound by the covenants, obligations, indemnification provisions and agreements contained herein; however, such assignment shall not relieve HOA from their obligations hereunder unless specifically agreed in writing by CLWK.

14.   CONFIDENTIALITY
      Any Confidential Information transmitted by one party hereto ("Disclosing Party") to the other party hereto ("Receiving Party") shall be retained by the Receiving Party as confidential and not disclosed to any third party without the written consent of the Disclosing Party. "Confidential Information" includes, but is not limited to all information, written and oral, relating to the Disclosing Party, such as the Disclosing Party's market intelligence, unannounced information regarding the Program, technical, scientific and financial information; data, drawings, designs, processes, procedures,

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      formulas, software, source codes, programs, programming documentation, disks and other intellectual property and improvements relating to the Program and the Disclosing Party. The parties to this Agreement understand and acknowledge that the Confidential Information is valuable, special and unique assets and trade secrets of the Disclosing Party and that the Disclosing Party has taken measures to prevent Confidential Information from becoming available to persons other than those selected by the Disclosing Party to have access to such Confidential Information for limited purposes. The Receiving Party undertakes to protect and preserve the Confidential Information as confidential, and contract with and instruct any officer, director, employee, agent, contractor or affiliate of the Receiving Party receiving any or all of the Confidential Information to treat it as confidential, and not to divulge, publish or disseminate the Confidential Information, in whole or in part, to any other person or entity except by written permission by the Disclosing Party. In the event of a breach or threatened breach by the Receiving Party, or any other person or entity by or through the Receiving Party, of the provisions of this Confidentiality Agreement, the Disclosing Party shall, in addition to any other available remedies, be entitled to an injunction restraining the Receiving Party from disclosing, in whole or in part, any such Confidential Information to any person, firm or corporation to whom any of such Confidential Information may be disclosed or is threatened to be disclosed.

      The confidentiality obligations hereunder shall not extend to any information that is:
      a. Already in the possession of the Receiving Party or its parent, subsidiaries or affiliates;
      b.    Already in the public domain;
      c. Subsequently becomes a part of the public domain through no fault or breach of the Receiving Party;
      d. Is disclosed by others to the Receiving Party or its parent, subsidiaries or affiliates without breach of any obligation to the Disclosing Party; or
      e. Required by law to be disclosed, but only to the extent and to such parties as required by such law.

      The obligations set forth in this Article shall extend beyond the duration of the Agreement.

15.   INVENTIONS AND RESERVATION OF RIGHTS
      CLWK shall have the exclusive, free and irrevocable right to use, disclose and practice without restriction, any and all inventions, ideas and improvements made by CLWK or its agents, affiliates and employees relating to or in association with the Program provided hereunder. IT IS CLEARLY UNDERSTOOD AND AGREED BY ALL PARTIES THAT CLWK HAS AND RETAINS ALL OWNERSHIP, RIGHT, TITLE AND INTEREST IN AND TO THE PROGRAM, SOFTWARE, HARDWARE, INTELLECTUAL PROPERTY AND COMPONENTS, SERVICES AND PRODUCTS WHETHER NOW IN EXISTENCE OR DEVELOPED AND INSTALLED IN THE FUTURE WHETHER BY OR THROUGH CLWK AND/OR HOA.

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      Except as expressly set forth in this Agreement, HOA acknowledges and agrees that HOA has, and shall have, no right or interest in (a) the Program and components, software, hardware, intellectual property, services and products in connection to the Program, (b) any CLWK proprietary or licensed technology, (c) any CLWK proprietary marks, (d) CLWK Program design, software, source codes and improvements, or (e) any other rights or property of CLWK, all of which are expressly reserved and shall remain the rights and property of CLWK.

      It is also agreed that HOA shall have the exclusive, free and irrevocable right to use, disclose and practice without restriction, any and all inventions, ideas and improvements made solely by HOA or its agents, affiliates and employees relating to or in association with the Program provided hereunder.

      Except as expressly set forth in this Agreement, CLWK acknowledges and agrees that CLWK, has, and shall have, no right or interest in (a) any HOA proprietary or licensed technology, (b) any HOA proprietary marks, (c) HOA software, source codes and improvements, (d) Territory community intranet (except to the extent of any and all CLWK liens for unpaid CLWK services on such community intranet) or (e) any other rights or property of HOA all of which are expressly reserved and shall remain the rights and property of HOA.

16.   LIENS AND ENCUMBRANCES
      It is agreed and understood that HOA shall ensure that the Program and products and components thereto are free from any and all liens and encumbrances, and shall take whatever action necessary to immediately cause any liens or encumbrances to be removed.

      It is agreed and understood that CLWK shall ensure that the work site of the Program is free from any and all liens and encumbrances arising out of CLWK'S performance of services under this Agreement, and shall take whatever action necessary to immediately cause any liens or encumbrances to be removed.

17.   NOTICES
      All notices and other communications which are required or which may be given hereunder pertaining to this Agreement shall be in writing and sent via registered or certified mail, return receipt requested, postage prepaid, telecopier or telex, to the following address:

            ClearWorks Technologies, Inc.
            Attention:  Shannon D. McLeroy, President
            505 N. Belt, Suite 140
            Houston, Texas 77060
            Telecopier: 281-999-5855

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            Canyon Gate at Northpointe Home Owner's Association
            9575 KATY FREEWAY #130
            HOUSTON, TX 77024
            Telecopier No. 713-932-6059
            Attn: DAVID REGENBAUM

      Notices shall be deemed given when received by the addressee as evidenced by return receipt or transmission acknowledgment or receipt. Any change of address shall be notified in writing at least 30 days in advance to the other parties.

18.   FORCE MAJEURE
      Neither party under this agreement shall be responsible for non-performance occasioned by any causes beyond such party's reasonable control, including but not limited to acts of God, war, riot, civil disobedience or disturbance, weather, impracticality, accident, strike or other labor disputes, delays of suppliers, contractors or carriers, fire, flood or casualty, governmental or judicial actions and shortages of material, components, fuel, labor or facilities. With respect to providing telephone services during a catastrophe as defined by the Public Utilities Commission of Texas, CLWK shall perform in a manner commensurate with the standards for such telephone services as outlined by the Public Utilities Commission of Texas. IN NO EVENT SHALL CLWK AND HOA BE ENTITLED TO INCIDENTAL, SPECIAL, INDIRECT, CONSEQUENTIAL OR EXEMPLARY DAMAGES FOR LATE PERFORMANCE OR FAILURE TO PERFORM DUE TO FORCE MAJEURE.

19.   POLICIES AND PROCEDURES
      The Program supplied by CLWK under this Agreement shall be subject to and supplied in accordance with CLWK'S policies and procedures, current and future, applicable to such Program.

20.   LAWS
      20.1 This Agreement shall be construed and enforced under the laws of the State of Texas, U.S.A. CLWK and HOA hereby submit themselves to the jurisdiction and venue of the courts of Harris County, Texas and agree that said courts shall have exclusive jurisdiction and venue on any suits relating to this Agreement other than suits for judgment upon any arbitration award hereunder.

      20.2 Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding arbitration in Houston, Harris County, Texas in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

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21.   SEVERABILITY
      If any provision of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable in the most minimal amount possible and the remaining provisions of this Agreement shall remain in full force and effect.

22.   NO WAIVER
      Any party's failure to enforce any of the provisions of this Agreement shall not effect a waiver of any violation thereof nor preclude enforcement of that or any other provisions hereof at that or any other time.

23.   ENTIRE AGREEMENT
      This Agreement and its Exhibits represent the final, complete, and exclusive understanding and agreement between the parties hereto with respect to the Program and the subject matter hereof and may not be amended except in writing signed by the officers or authorized representatives of both parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their heirs, executors, administrators, legal representatives, successors and assigns.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, in two counterparts, each of which shall be deemed an original, but which together constitute one and the same instrument, effective as of the day and year first shown above.

CLWK:
ClearWorks Technologies, Inc.

By: /s/ MICHAEL T. MCCLERE
Name: Michael T. McClere
Title: CEO

HOA:
Canyon Gate at Northpointe Home Owner's Association

By:/s/ DAVID REGENBAUM
*Name: David Regenbaum
*Its Authorized Agent for Purposes
Of Executing This Specific Contract
With Full Authority to Bind the HOA and
Any Present and/or Future Homeowner(s)
In the Territory For The Full Term of This Agreement

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WE, THE UNDERSIGNED PARTIES, HEREBY AGREE TO SUBMIT TO BINDING ARBITRATION
ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION UNDER ITS COMMERCIAL ARBITRATION RULES ANY DISPUTE THAT ARISES ON ACCOUNT OF OR IN CONNECTION TO THIS AGREEMENT. WE FURTHER AGREE THAT ANY CONTROVERSY THAT ARISES FROM THIS AGREEMENT SHALL BE SUBMITTED TO THREE ARBITRATORS--ONE ARBITRATOR CHOSEN BY HOA, ONE ARBITRATOR CHOSEN BY CLWK AND THE THIRD ARBITRATOR INDEPENDENTLY CHOSEN BY THE CLWK AND HOA ELECTED ARBITRATORS. WE FURTHER AGREE THAT WE WILL FAITHFULLY OBSERVE THIS AGREEMENT TO ARBITRATE AND THE RULES THERETO, THAT WE WILL ABIDE BY AND PERFORM ANY AWARD RENDERED BY THE ARBITRATORS AND THAT A JUDGMENT OF ANY COURT HAVING JURISDICTION MAY BE ENTERED ON THE AWARD.

CLWK:

ClearWorks Technologies, Inc.

By: /s/ MICHAEL T. MCCLERE
Name: Michael T. McClere
Title: CEO

Attorney for CLWK:

/s/ ILLEGIBLE, General Counsel

HOA:

Canyon Gate at Northpointe Home Owner's Association

By:/s/ DAVID REGENBAUM
*Name: David Regenbaum
*Its Authorized Agent for Purposes
Of Executing This Specific Contract
With Full Authority to Bind the HOA and
Any Present and/or Future Homeowner(s)
In the Territory For The Full Term of This Agreement

Attorney for the HOA:

-----------------------

                                                                              13
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                            WAIVER OF CONSUMER RIGHTS

WE, THE UNDERSIGNED PARTIES, WAIVE OUR RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF OUR OWN SELECTION, WE VOLUNTARILY CONSENT TO THIS WAIVER.

CLWK:

ClearWorks Technologies, Inc.

By: /s/ MICHAEL T. MCCLERE
Name: Michael T. McClere
Title: CEO

Attorney for CLWK:

/s/ ILLEGIBLE, General Counsel

HOA:

Canyon Gate at Northpointe Home Owner's Association

By:/s/ DAVID REGENBAUM
*Name: David Regenbaum
*Its Authorized Agent for Purposes
Of Executing This Specific Contract
With Full Authority to Bind the HOA and
Any Present and/or Future Homeowner(s)
In the Territory For The Full Term of This Agreement

Attorney for the HOA:

-----------------------

                                                                              14
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                                   EXHIBIT "A"

ATTACHED TO AND MADE A PART OF THAT CERTAIN PRODUCT AND SERVICE AGREEMENT DATED 3/26/99 BY AND BETWEEN CLEARWORKS TECHNOLOGIES, INC. AND CANYON GATE AT NORTHPOINTE HOME OWNER'S ASSOCIATION.

                                    TERRITORY

1.    Exclusive Territory:

      Northpointe Subdivision developed by Land Tejas Development
      Houston, Harris County, Texas

      Legal Description:

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                                   EXHIBIT "B"

ATTACHED TO AND MADE A PART OF THAT CERTAIN SERVICE AGREEMENT DATED 3/26/99
BY AND BETWEEN CLEARWORKS TECHNOLOGIES, INC. AND CANYON GATE AT NORTHPOINT HOME OWNER'S ASSOCIATION.

                                    SERVICES

1. The Program as covered by the Agreement shall mean all services provided to consumers located in the Territory. Services shall be defined as Basic and Enhanced services and shall not be limited to the following:

      BASIC SERVICES
      Basic Telephone Services
      Basic Cable TV Services
      High Speed Internet Connectivity
      Community Intranet

      ENHANCED SERVICES
      Voice Mail
      Enhanced Cable TV Services
      On-Demand Video Rental
      Long Distance Telephone


2. ClearWorks shall provide the Basic Level Services of the Program to the subscribed Customers. ClearWorks shall invoice the individual CUSTOMERS on behalf of the HOA for such services as provided in the Agreement.

3. ClearWorks shall provide the Enhanced Level Services of the Program to the subscribed Customers directly to the Customer, and ClearWorks shall invoice the Customer directly.

4. ClearWorks shall maintained the services provided under the Program at a technological level commensurate with the industry standards for such Program (i.e. bundled services) prevailing in the industry for the Houston metropolitan and surrounding areas.

5. ClearWorks shall maintained the Program price at a competitive level commensurate with the standards for such Program prevailing in the industry for the Houston metropolitan and surrounding areas; provided however, that the price for the services of the Program are in no event priced higher than the retail prices of the respective elements of the Program (i.e. telephone services, internet, cable, etc.) if such elements were purchased separately.

6. ClearWorks shall provide end user support in terms of end user services selection and answer and support all end user questions. The performance of ClearWorks' customer support shall

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

   be commensurate with the industry standards for such customer support prevailing in the industry for the Houston metropolitan and surrounding areas.

7. ClearWorks shall maintain all field equipment and support personnel in connection to the Program, including all support of all cable, electronics and satellite dishes.

8. ClearWorks shall provide all infrastructure cabling within the Territory necessary to deliver the Program.

9. ClearWorks shall provide all Head End electronics, including the necessary number of satellite dishes as determined by ClearWorks.

10.ClearWorks will provide backup power to ensure consistent systems operation in the event of a power outage.

11.ClearWorks will pay the monthly electricity bill incurred by ClearWorks as a result of the head end building.

12.ClearWorks shall be responsible for insuring the contents of the head end facility pursuant to the following coverages and limits:

      Comprehensive General Liability $1,000,000 combined single including broad form contractual, each occurrence for bodily broad form property damage, xcu injury and property damage. hazards, completed operations, and product liability.

13. ClearWorks shall be responsible for preparing individual customer invoices for all levels of service of the Program and mailing such invoices to Customer.

14. HOA shall not be responsible for repairing, replacing, upgrading or maintaining any equipment or software in connection to the Program; such shall be the responsibility of ClearWorks.

*Unless otherwise defined herein, the term "industry standards" shall mean those standards prevailing in the industry as applied to suppliers of cable T.V., telephone services, and internet services to the general public within the Houston metropolitan and surrounding area.

                                                                              17
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                                   EXHIBIT "C"

ATTACHED TO AND MADE A PART OF THAT CERTAIN SERVICE AGREEMENT DATED 3/26/99
BY AND BETWEEN CLEARWORKS TECHNOLOGIES, INC. AND CANYON GATE AT NORTHPOINTE HOME OWNER'S ASSOCIATION.

                        HOA'S DUTIES AND RESPONSIBILITIES

1. ClearWorks shall provide all sales literature and subscription agreements to HOA for marketing the Program and ClearWorks shall be solely responsible for the contents thereof. Any contract provision for a term or containing a cancellation penalty or automatic renewal clause shall be conspicuously highlighted in the sales literature and subscription agreement.

2. ClearWorks shall provide each new homeowners three (3) months services free of charge upon the purchase of any new residence. The homeowners, to obtain the services, will be directed to the HOA to register for the three (3) month free service. At said time, HOA agrees to provide each new homeowner with the sales literature and subscription agreement to be provided by ClearWorks.

3. The HOA shall be responsible for subscribing Customers to the Basic Level Services of the Program. The HOA shall handle all logistics and be responsible for all costs and expenses in connection with obtaining Customer subscriptions and subscription renewals.

4. In the event of a resale of a home, HOA agrees to include literature regarding services provided under the Program and a letter informing the new home owner that all connection fees will be waived upon execution of a subscription agreement for services under the Program.

5. The HOA shall be responsible for collecting payment from Customers who subscribe to the Basic Level Services Program. The HOA shall be further responsible for forwarding payment for the Basic Level Services of the Program to ClearWorks on a timely basis as described in this Agreement. Time is of the essence.

6. The HOA shall be responsible for maintaining the landscaping of all buildings. The HOA will not charge ClearWorks for the use of the building that houses the equipment of the Program (i.e. the head end building).

7. The head end building shall only be used to service the Territory described in Exhibit A.

8. At no cost to ClearWorks, HOA shall be responsible for granting permanent access to easements throughout Territory for ClearWorks' cable installation and other services arising out of or in connection to the Program and this Agreement.

                                                                              18
CONFIDENTIAL--HOA AND CLEARWORKS TECHNOLOGIES, INC. SERVICE AGREEMENT -
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
                                   EXHIBIT "D"

ATTACHED TO AND MADE A PART OF THAT CERTAIN SERVICE AGREEMENT DATED 3/26/99
BY AND BETWEEN CLEARWORKS TECHNOLOGIES, INC. AND CANYON GATE AT NORTHPOINTE HOME OWNER'S ASSOCIATION.

                           BASIC LEVEL SERVICE PRICING
                           ---------------------------

           SERVICE                                               PRICE (MONTHLY)
           -------                                               ---------------
Basic Local Telephone Service
Basic Cable TV
Internet Connectivity (10MB or
higher)

TOTAL* .....................................................              $78.14

                                                                              19
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                                   EXHIBIT "E"

ATTACHED TO AND MADE A PART OF THAT CERTAIN SERVICE AGREEMENT DATED 3/26/99
BY AND BETWEEN CLEARWORKS TECHNOLOGIES, INC. AND CANYON GATE AT NORTHPOINT HOME OWNER'S ASSOCIATION.

                                 SERVICE DETAILS
                                 ---------------
SAVINGS MATRIX

SERVICE                                                                 HOA COST
-------                                                                 --------
Basic Telephone Service.............................
Basic Cable TV Service..............................
Internet Connectivity*..............................
Community Intranet .................................                         N/A
TOTAL ..............................................                     $ 78.14

* COMPARED USING ISDN SERVICE AND RATES

BASIC LOCAL TELEPHONE SERVICE
Basic Local Telephone Service is defined as the Public Utilities Commission of Texas standard dialtone line delivered to the consumer with touch tone dialing service and without any extended calling features. It is designed to support existing analog telephones which homeowners may have supporting RJ-11C tip & ring 2-wire phone lines. All extended calling features shall be priced comparable to those features within the industry in the Houston metropolitan and surrounding area.

BASIC CABLE TV

CHANNEL   ID                 CHANNEL   ID
-------   ----------------   -------   ----------------
2         KPRC - NBC         35        EWTN
3         Reserved           36        Family Channel
4         Reserved           37        HGTV
5         CG - Guard Gate    38        History Channel
6         CG - Pool          39        KHTV-Ind
7         Spare              40        HSN
8         KUHT -PBS          41        Learning Channel

                                                                              20
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9         TISD               42        Lifetime
10        TISD               43        MTV
11        KHOU-CBS           44        VH1
12        Spare              45        KXLN-IND
13        KRTK-ABC           46        Nashville Net
14        KRTK-ABC (HDTV)    47        Nickelodeon
15        A&E                48        KTMD-FOR
16        America's Voice    49        KTFH-IND
17        Angel One          50        QVC
18        Cartoon Net        51        KNWS
19        CNBC               52        SCI-FI
20        KTXH-IND           53        TBS
21        CNN                54        TNT
22        Headline News      55        Travel Channel
23        Comedy Central     56        Trinity
24        Country Music      57        KVVV-IND
25        Court TV           58        TV Land
26        KHIV-FOX           59        TV-FOOD
27        CSPAN              60        USA
28        CSPAN2             61        Weather Channel
29        Discovery          62        Spare
30        Disney 2           63        Spare
31        E!                 64        Spare
32        ESPN               65        Spare
33        ESPN2              66        Spare
34        ESPNews            67-79     Spare

* ClearWorks Reserves the right to change the Basic Cable TV channel lineup shown and described herein for any reason without prior notice; provided however, that the quantity and quality of the channel lineup is not materially diminished from the original channel lineup.

INTERNET CONNECTIVITY (10MB OR HIGHER)
Dedicated Internet connectivity will be delivered via a shared Ethernet 10MB/s connection into the home. This connection will plug into the IBM Network Connection Center for distribution throughout the home. Each home will be assigned one (1) E-Mail address associated with their connection. The Internet connectivity shall be maintained to support a minimum of 20% user access at any given time. In addition, the internet connection provided under the Program shall be maintained in conformity with the industry standards.

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                                   EXHIBIT "F"

ATTACHED TO AND MADE A PART OF THAT CERTAIN PRODUCT AND SERVICE AGREEMENT DATED 3/26/99 BY AND CLEARWORKS TECHNOLOGIES, INC. AND CANYON GATE AT NORHPOINTE HOME OWNER'S ASSOCIATION.

                                     REBATE
                                     ------

HOA is entitled to deduct Two Dollars ($2.00) from each CUSTOMER'S invoice for Basic Services provided under the program prior to forwarding the monies to ClearWorks. This Rebate shall be adjusted annually for inflation pursuant to the U.S. Consumer Price Index as issued by the Bureau of Labor Statistics by executing a new Exhibit "F".

HOA SHALL BE PAID THEIR RESPECTIVE REBATE ONLY AFTER CLWK HAS RECEIVED FULL PAYMENTS FOR SERVICES OF PROGRAM IN IMMEDIATE AVAILABLE GOOD FUNDS.

CLWK:

ClearWorks Technologies, Inc.

By: /s/ MICHAEL T. MCCLERE
Name: Michael T. McClere
Title: CEO

HOA:

Canyon Gate at Northpointe Home Owner's Association

By:/s/ DAVID REGENBAUM
*Name: David Regenbaum
*Its Authorized Agent for Purposes
Of Executing This Specific Contract
With Full Authority to Bind the HOA and
Any Present and/or Future Homeowner(s)
In the Territory For The Full Term of This Agreement

                                                                              22
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